As filed with the Securities and Exchange Commission on April 27, 2017

Registration Nos. 333-191937
811-21742

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 5	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[ ]

Amendment No. 22	[X]

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Exact Name of Registrant)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Knut A. Olson
Foresters Life Insurance and Annuity Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:

Mary Carty, Esq. Foresters Financial 40 Wall Street New York, NY 10005	Mark Amorosi, Esq. K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	On May 1, 2017 pursuant to paragraph (b) of Rule 485

[_]	60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First Investors Life Separate Account E under variable life insurance policies.

Variable Universal Life
A Flexible Premium Adjustable
Variable Life Insurance Policy
Offered By Foresters Life Insurance and Annuity Company Through First Investors Life Separate Account E.
40 Wall Street, New York, New York 10005 / (800) 832-7783
This prospectus describes an individual Flexible Premium Adjustable Variable Life Insurance Policy (the “Policy”) that is offered by Foresters Life Insurance and Annuity Company (“FLIAC”, “We”, “Us” or “Our”) through First Investors Life Separate Account E (“Separate Account E”).  You can allocate Your Unloaned Accumulation Value to the Funds of the First Investors Life Series Funds (“Life Series Funds”) and/or to the Fixed Account (which credits a fixed interest rate We periodically declare).
Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that You should know before buying or taking action under a Policy. This prospectus is valid only when accompanied by the current prospectus for the Life Series Funds.
The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
FLIAC does not guarantee the performance of the segregated investment options under Separate Account E that correspond to the Life Series Funds (“Funds”). The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.
The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by FLIAC.
The date of this prospectus is May 1, 2017.

CONTENTS

SUMMARY OF BENEFITS AND RISKS OF THE POLICY	2
Policy Benefits	2
Policy Risks	3
Risks of the Life Series Funds	4
FEE TABLES	5
DESCRIPTION OF THE POLICY	9
Who We Are and How to Contact Us	9
How the Policy Works	12
Policy Application Process	13
Premiums	13
Allocation of Net Premiums to Investment Options	14
The Death Benefit	17
Accumulation Value	20
Surrenders and Partial Withdrawals	21
Policy Loans	23
Termination	24
Settlement Options	26
Optional Benefits and Insurance Riders	27
Fees, Charges and Expenses	30
Other Provisions	34
FEDERAL TAX INFORMATION	38
OTHER INFORMATION	42
Voting Rights	42
Reports	43
Financial Statements	43
APPENDIX A	44
GLOSSARY	45

SUMMARY OF BENEFITS AND RISKS OF THE POLICY

The following is a brief summary of certain features of the Policy. There are both benefits and risks associated with the Policy, and You should consider both the benefits and the risks before You purchase a Policy. More complete and detailed information about these features is provided later in this prospectus.

POLICY BENEFITS
The Policy provides life insurance protection on the named Insured, and pays Death Benefit proceeds when the Insured dies while the Policy is in effect. The Policy offers:
•	flexible premium payments where You decide the timing and amount of the payment;
•	a choice of two Death Benefit Options;
•	access to the Policy’s Surrender Value through loans, full surrenders and partial withdrawals (within limits);
•	the ability to increase or decrease the Policy’s Face Amount of insurance;
•	a guarantee that the Policy will not lapse during the first 10 Policy Years if the specified minimum monthly premiums have been paid;
•	additional benefits through the use of optional riders; and
•	a selection of investment options, consisting of fifteen (15) Subaccounts and a Fixed Account with a guaranteed minimum interest rate.
Death Benefit
Under the Policy, We will pay to Your designated Beneficiary the Death Benefit proceeds if the Policy is in effect when the Insured dies. During the first 10 Policy Years, We guarantee that the Policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium under Your Policy (which is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy) multiplied by the number of months the Policy has been in force.  Your Policy will stay in effect as long as the Net Surrender Value of Your Policy is sufficient to pay Your Policy’s Monthly Deduction.
The Policy offers You a choice of: (a) a level Death Benefit Option equal to the Face Amount of Your Policy, or (b) a Death Benefit Option which varies and is equal to the sum of Your Policy’s Face Amount and Total Accumulation Value (and, as a result, will increase or decrease depending on the performance of the investment options You select).
Investment Options
The Subaccounts invest in corresponding Funds of the Life Series Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in Our sole discretion We may declare. Your Total Accumulation Value and Death Benefit will fluctuate based on a number of factors including the performance of the Subaccounts You select, the proportion of Your Total Accumulation Value which You allocate to the Fixed Account and the interest rate paid on the Fixed Account.
You may change Your allocation of future additional premiums subject to certain limitations. You may also change the allocation of Unloaned Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Unloaned Accumulation Value, Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Unloaned Accumulation Values are subject to certain conditions and restrictions described elsewhere in this prospectus.
Policy Loans
You may borrow up to 75% of the Policy Surrender Value during the first three Policy Years and up to 90% of the Surrender Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.
Surrenders and Partial Withdrawals
You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Total Accumulation Value less the applicable surrender charge and any outstanding Policy loans and loan interest. A surrender is a taxable event. You may request a partial withdrawal of a portion of the Policy’s Total Accumulation Value at any time provided You meet Our requirements. Partial withdrawals may reduce Your Death Benefit and may have adverse tax consequences.
Additional Optional Benefits
Subject to availability in Your state, We offer optional benefits and insurance riders for additional benefits to the Policy. For any optional insurance rider You select, You will pay an additional monthly charge, and certain age, insurance underwriting requirements, limitations and restrictions may apply. The additional monthly charge for any optional rider You choose may impact the amount of the specified minimum monthly premiums associated with Your Policy’s no lapse guarantee.  You may terminate a rider at any time and Your Monthly Deduction will be adjusted accordingly.
POLICY RISKS
Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.
Risk of Lapse
The Policy involves a long-term commitment on Your part, and You should have the intention and financial ability to make the necessary premium payments.  In order to pay the fees and charges associated with the Policy, We deduct certain amounts from Your Policy.  Although the Policy provides You with flexibility regarding the timing and amount of the premium payments You make, You may risk a Policy lapse if You forego making sufficient premium payments.
The Policy is not suitable as a short-term savings vehicle.
Investment Risk
The Policy is different from fixed-benefit life insurance because You bear the investment risks and You can lose principal. The Death Benefit and the Total Accumulation Value will increase or decrease as a result of the investment experience of the Subaccounts You select. Each Subaccount has its own investment objectives and investment strategy. The performance of each will vary, and some Subaccounts may be riskier than others. We do not guarantee the investment performance of the Subaccounts. Your allocation choices should be consistent with Your personal investment objective and Your risk tolerance. We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your premiums to the Fixed Account, investing in the Fixed Account does not eliminate investment risks.
General Account Risk
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability. There is no guarantee that We will always be able to meet Our claims-paying obligations.
Tax Risks
If You take a partial withdrawal from Your Policy, reduce the Face Amount of the Policy, eliminate a rider, or make any other material change to the Policy after it is issued, this may convert the Policy into a modified endowment contract (“MEC”). This can have adverse tax consequences to You.
Risks of Policy Loans
If You decide to take Policy loans, they may reduce the Death Benefit and Total Accumulation Value of Your Policy whether or not You repay the loans because loans may undermine the growth potential of Your Policy. In addition, a Policy loan may increase the risk of lapse by decreasing amounts available to pay the Monthly Deduction. While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC.
RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached Life Series Funds prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The cost of insurance charges and optional rider premiums shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class. Your Policy will be accompanied by an illustration based on Your actual annual premium and guaranteed insurance amount as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders selected.
The table below describes the transaction fees and expenses that You will pay under the Policy.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	Upon each premium payment	Guaranteed maximum: 8.00% of each Premium Payment Current: 5.00% of each Premium Payment
Surrender Charge(1)	Upon full surrender of or any partial withdrawal from the Policy
Maximum Charge(2)
$49.62 per $1,000 of Face Amount surrendered or decreased
Minimum Charge(3)
$0.97 per $1,000 of Face Amount surrendered or decreased
Representative Case(4)
$21.68 per $1,000 of Face Amount surrendered or decreased

Partial Withdrawal Processing Fee	Upon any partial withdrawal from the Policy	$25.00
Transfer Fees(5) (Limit of 6 transfers in any 12-month period)	Upon each transfer in excess of four (4) per Policy Year	$10.00
Optional Rider Accelerated Death Benefit Rider Administrative Fee	Upon request for an accelerated death benefit (subject to the terms and conditions of the rider)	$150.00
(1) The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk on the Issue Date and at the time of any increase in the Face Amount.
(2) This maximum surrender charge is based on an Insured with the following characteristics: male, issue age 58, in the standard, tobacco underwriting class of risk in the first Policy Year. This maximum charge may also apply to Insureds with other characteristics.
(3) This minimum surrender charge is based on an Insured with the following characteristics: female, issue age 0, in the standard, non-tobacco underwriting class of risk in the fifteenth Policy Year. This minimum charge may also apply to Insureds with other characteristics.
(4) The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-tobacco underwriting class of risk.
(5) The transfer fee applies to transfers of Accumulation Value among the Subaccounts and/or the Fixed Account excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

The next table describes the fees and expenses that We may deduct from Your Total Accumulation Value periodically over the life of the Policy. These fees and expenses do not include operating fees and expenses of the Funds.
Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Policy Charge	Monthly, on the Issue Date and on each Monthly Deduction Date	Guaranteed maximum: $10 Current: $10
Cost of Insurance(1)	Monthly, on the Issue Date and on each Monthly Deduction Date	Maximum Charge(2) Guaranteed maximum: $83.333 per $1,000 net amount at risk(3) Current: $41.250 per $1,000 net amount at risk(3)
Minimum Charge(4)
Guaranteed maximum: $0.015 per $1,000 net amount at risk(3) Current: $0.015 per $1,000 net amount at risk(3)
Representative Case(5)
Guaranteed maximum: $0.045 per $1,000 net amount at risk(3) Current: $0.035 per $1,000 net amount at risk(3)
Separate Account Charge	Monthly, on the Issue Date and on each Monthly Deduction Date	Guaranteed maximum: Effective annual rate of 0.50% of Accumulation Value in the Subaccounts Current: Effective annual rate of 0.50% of Accumulation Value in the Subaccounts (6)
Face Amount Charge	Monthly, on the Issue Date and on each Monthly Deduction Date	Maximum Charge(7) Guaranteed maximum: $0.100 per $1,000 of Face Amount Current: $0.100 per $1,000 of Face Amount for the first 10 Policy Years, $0.00 thereafter
Minimum Charge(8)
Guaranteed maximum: $0.017 per $1,000 of Face Amount Current: $0.017 per $1,000 of Face Amount for the first 10 Policy Years, $0.000 thereafter
Representative Case(9)
Guaranteed maximum: $0.017 per $1,000 of Face Amount Current: $0.017 per $1,000 of Face Amount for the first 10 Policy Years, $0.00 thereafter
Policy Loan Interest	Policy Anniversary	6.00% of the outstanding loan(10)

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Riders
Waiver of Specified Monthly Deduction Rider(11)(12)	On each Monthly Deduction Date following election of the Rider	Maximum: 65.00% of Specified Monthly Deduction(13) Minimum: 2.00% of Specified Monthly Deduction(14) Representative Case: 5.50% of Specified Monthly Deduction(9)
Spouse Term Rider(12)	On each Monthly Deduction Date following election of the Rider	Maximum: $5.214 per $1,000 of coverage(15) Minimum: $0.055 per $1,000 of coverage (16) Representative Case: $0.185 per $1,000 of coverage (17)
Children’s Term Rider (18)	On each Monthly Deduction Date following election of the Rider	Maximum: $0.464 per $1,000 of coverage Minimum: $0.464 per $1,000 of coverage
Accidental Death Benefit Rider(12)	On each Monthly Deduction Date following election of the Rider	Maximum: $0.132 per $1,000 of coverage(19) Minimum: $0.088 per $1,000 of coverage (20) Representative Case: $0.088 per $1,000 of coverage (9)
(1) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age, sex, underwriting class of risk as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative.
(2) This maximum cost of insurance charge reflects the annual cost of insurance rate per $1,000 of NAR for all rating classifications at age 120.
(3) The net amount at risk (NAR) under a Policy is equal to the Policy's Death Benefit on the Monthly Deduction Date divided by the monthly interest factor less the Total Accumulation Value at the beginning of the month prior to the deduction for the Cost of Insurance. The NAR may decrease or increase depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.
(4) This minimum cost of insurance charge is based on an Insured with the following characteristics: female, age 5, in the standard, non-tobacco underwriting class of risk.
(5) The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-tobacco underwriting class of risk. The charge indicated is the rate We deduct monthly for the first year cost of insurance charge.
(6) The monthly separate account charge is reduced to 0.25% after the first 20 Policy Years on the current scale.
(7) This maximum Face Amount charge is based on an Insured with the following characteristics: male, age 65, in the standard, non-tobacco underwriting class of risk.
(8) This minimum Face Amount charge is based on an Insured with the following characteristics: female, age 5, in the standard, non-tobacco underwriting class of risk.
(9) The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, low band non-tobacco underwriting class of risk.
(10) Because We transfer an amount equal to the amount of the loan from the Separate Account to Our Loan Account, which is a part of Our General Account, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 5.00% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 1.00%.
(11) The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any).  The Specified Monthly Deduction does not include the separate account charge.
(12) The charges associated with this optional rider will be determined based upon the Insured’s age, sex and underwriting class of risk. As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative.

(13) This maximum charge for the Waiver of Specified Monthly Deduction rider is based on an Insured with the following characteristics: female, age 55, in the standard, non-smoker underwriting class of risk.
(14) This minimum charge for the Waiver of Specified Monthly Deduction rider is based on an Insured with the following characteristics: male, age 25, in the standard, non-smoker underwriting class of risk.
(15) This maximum charge for the Spouse Term Rider is based on an Insured with the following characteristics: male, age 64, in the standard, smoker underwriting class of risk.
(16) This minimum charge for the Spouse Term Rider is based on an Insured with the following characteristics: female, age 18, in the standard, non-smoker underwriting class of risk.
(17) The representative case for the Spouse Term Rider is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-smoker underwriting class of risk.
(18) The monthly charge for the Children’s Term Rider is for any and all children You have or may have and does not vary based on insurance characteristics.
(19) This maximum charge for the Accidental Death Benefit rider is based on an Insured with the following characteristics: male, age 60, in the standard, smoker underwriting class of risk.
(20) This minimum charge for the Accidental Death Benefit rider is based on an Insured with the following characteristics: female, age 20, in the standard, non-smoker underwriting class of risk.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2016. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the accompanying prospectus for the Funds.
Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses	0.79%	1.73%(1)
(1) The maximum total annual fund operating expenses have been restated to reflect current operating expenses.

DESCRIPTION OF THE POLICY

WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company (“FLIAC”, “We” and “Our”), with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We issue life insurance policies and annuity contracts.
FLIAC is part of Foresters Financial Holding Company, Inc. (“FFHC”), a holding company which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include:
Foresters Financial Services, Inc. (“FFS”), the distributor of the Policies; Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds, and Foresters Investor Services, Inc. (“FIS”), the transfer agent for the Life Series Funds.
For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office, located at Raritan Plaza 1, P.O. Box 7836, Edison, NJ 08818-7836. You can call Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at 732-510-4209. You can also contact Us through Our website at www.foresters.com.
You should send any payments, Notices, elections, or requests, as well as any other documentation that We require for any purpose in connection with Your Policy to Our Administrative Office. No such payment, Notice, election or request will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account E
We issue the Policies described in this prospectus through Our Separate Account E. We established Separate Account E on September 30, 2004, under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
We segregate the assets of Separate Account E from the assets in Our general account (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account E. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.
All the income, gains and losses (realized or unrealized) allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the

Policies even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.
Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.
The Fixed Account
The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least 2.00%, the minimum effective annual interest rate associated with Your Policy.
We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.
Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability. There is no guarantee that We will always be able to meet Our claims-paying obligations.
The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. The staff of the SEC has therefore not reviewed the disclosures in this prospectus that relate to the Fixed Account assets.  Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Life Series Funds
Each of the Subaccounts available under the Policy invests in a corresponding Fund of the Life Series Funds. Each Fund is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of fifteen (15) separate Funds all of which are available to Policyowners of Separate Account E. Shares of the Funds are not available to the general public; each of the Funds offers its shares only to separate accounts funding variable annuity contracts or variable life contracts, such as the Policy, issued by FLIAC or another life insurance company. The Life Series Funds reserves the right to offer shares of its Funds to other eligible investors.
Our affiliate, FIMCO is the investment adviser of the Life Series Funds. FIMCO is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund; Vontobel Asset Management Inc., 1540 Broadway, New York, NY 10036 to serve as subadviser of the International Fund: Muzinich & Co., Inc., 450 Park Avenue, New York, NY 10022 to serve as subadviser for the Fund For Income; and Ziegler Capital Management, LLC 70 West Madison Street, 24th fl., Chicago, IL  60602 to serve as subadviser for the Covered Call Strategy Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.
Although some of the Funds have similar names, the same portfolio manager and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
The following table includes the investment objective for each Fund that is available under the Policy. There is no assurance that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds You select through the corresponding Subaccounts. The degree of investment risk You assume will depend on the Subaccounts (and the underlying Funds in which they invest). You should consider Your allocations carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the accompanying Life Series Funds prospectus.

Fund	Investment Objective
Balanced Income Fund	Income as the primary objective and a secondary objective of capital appreciation.
Covered Call Strategy Fund	Long term capital appreciation.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Fund	A significant level of current income which is consistent with security and liquidity of principal.
Government Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment in investment grade debt securities.
Limited Duration High Quality Bond Fund	Current income consistent with low volatility of principal.
Opportunity Fund	Long-term capital growth.
Real Estate Fund	Total return.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

HOW THE POLICY WORKS
The Policy provides life insurance protection on the named Insured, and pays Death Benefit proceeds when the Insured dies while the Policy is in effect. The Policy offers: (1) flexible premium payments where You decide the timing and amount of the payment; (2) a choice of two Death Benefit Options; (3) access to the Policy’s Surrender Value through loans, full surrenders and partial withdrawals (within limits); (4) the ability to increase or decrease the Policy’s Face Amount; (5) a guarantee that the Policy will not lapse during the first 10 Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of investment options, consisting of fifteen (15) Subaccounts and a Fixed Account with a guaranteed minimum interest rate.

We will pay the designated Beneficiary the Death Benefit proceeds if the Policy is still in effect when the Insured dies. During the first 10 Policy Years, We guarantee that the Policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium under Your Policy (which is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy) multiplied by the number of months the Policy has been in force.  Your Policy will stay in effect as long as the Net Surrender Value of Your Policy is sufficient to pay Your Policy’s Monthly Deduction.
The Policy offers You a choice of: (a) a level Death Benefit Option equal to the Face Amount of Your Policy, or (b) a

Death Benefit Option which varies and is equal to the sum of Your Policy’s Face Amount and Total Accumulation Value (and, as a result, will increase or decrease depending on the performance of the investment options You select). The Death Benefit proceeds will be reduced by any outstanding loans and accrued interest and any due and unpaid charges.
POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance Application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured's insurability.
We conduct, at our expense, standard underwriting, which may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured’s physician or other tests We feel are necessary or appropriate. The amount of information We require for standard underwriting depends on the proposed Insured’s age and the amount of insurance for which the proposed Insured has applied.
If Your Application is accepted, We will credit Your Policy with the initial Net Premium on the Issue Date. Until such time, Your initial premium is held in Our General Account.  If a Policy is not issued, We will return Your premium without interest.  We reserve the right to reject any Application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s Issue Date.
PREMIUMS
The initial premium is the premium due on the Issue Date.  The minimum amount of the initial premium is the minimum amount necessary for us to issue a Policy and is determined by Your age, sex, underwriting classification and the Face Amount You select.  Once You have purchased Your Policy, You can make premium payments as often as You like and for any amount You choose, within certain limits discussed below.
You will select a planned premium schedule in Your Application. The planned premium schedule is Our understanding of Your intention regarding premium payments at any particular time.  You may change the amount and/or frequency of Your planned premium by giving us Notice.
Our acceptance of Your planned premium schedule does not in any way imply or guarantee insurance coverage or any other benefit provided by this Policy will continue.
If Your planned premium schedule payment frequency is annual, semi-annual or quarterly, We will send You a premium reminder notice for the amount of the planned premium.
Regardless of the planned premium schedule, additional premiums may be paid at any time and in any amount, within certain limits discussed below.  However, You should note carefully that the amount and frequency of premiums paid will affect values in this Policy and may affect the amount and duration of insurance.
If You have a Policy loan balance and payment is intended by You to be a Policy loan repayment, You must designate the payment as a loan repayment; otherwise We will credit the payment amount to the Policy as a premium payment and allocate the premium according to the allocation instructions You previously provided.
Premium Limits
The following limits apply to the premiums you may make:
•
Except in the case of an exchange from another MEC, We will not accept, within the first Policy Year, a premium that will cause this Policy to become a MEC.  Please see the discussion of “Federal Tax Information” below for more on certain federal income tax aspects of MECs.

•	We will not accept a premium payment that is less than the minimum premium amount under Your Policy.
•	We reserve the right to request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium payments.
ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and/or the Fixed Account.
Your allocations are subject to the following constraints:
1. Allocation percentages must be in whole numbers;
2. Allocation percentages must add to 100%; and
3. The allocation percentage for the Fixed Account may not exceed 50%.
On the Policy’s Issue Date, the proportion of the initial Net Premium You designated for the Fixed Account will be allocated to the Fixed Account. The remainder of the initial Net Premium You designated for the Subaccounts will be allocated to the Government Cash Management Subaccount for the Right to Examine Period.  Upon the expiration of the Right to Examine Period, We will reallocate the Subaccount Accumulation Value in the Government  Cash Management Subaccount to the Subaccounts You designated on Your Application.  Subsequent premiums will be allocated to the Fixed Account and/or the Subaccounts according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.
The Net Premium is credited to Your Policy on the Policy's Issue Date and on the day We receive each additional premium from You.  Your Net Premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.
Reallocating Your Policy Assets
Subject to the restrictions discussed below, You may change the allocation of Your Unloaned Accumulation Value (the value of the Subaccount Accumulation Value plus the Fixed Account Accumulation Value) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Unloaned Accumulation Value by written Notice, by telephone, or through participation in Our Systematic Transfer Option or Our Automated Subaccount

Reallocation Option.  Only the Automated Subaccount Reallocation Option or the Systematic Transfer Option, but not both, may be in effect at the same time.
Transfer of Unloaned Accumulation Value
You may transfer all or a portion of the Unloaned Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written Notice of Your request or by calling 1(800)832-7783.  There is a limit of six transfers between two or more Subaccounts in any 12-month period.  Only one transfer of the Unloaned Accumulation Value either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value.  Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Total Accumulation Value to exceed 50%.
We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account. A transfer of Unloaned Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Processing Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.
Telephone Transfer Option
You may make transfers of Unloaned Accumulation Value as described above via telephone by calling 1(800)832-7723.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call.  We may require written confirmation of Your request.
We will not be liable for losses resulting from telephone requests that We believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available.  For example, there may be interruptions in service beyond Our control such as weather-related emergencies.
Systematic Transfer Option
You may request that a specified dollar amount of Unloaned Accumulation Value be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100.  All transferred amounts must be specified in whole dollars.
The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies, see “Transfer of Unloaned Accumulation Value” above. However, We reserve the right to impose a charge in the future for this option. The Systematic Transfer Option terminates if and when the Unloaned Accumulation Value remaining in the originating Subaccount is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Accumulation Value every Policy Quarter according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.
Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a) is equal to:
1. The allocation percentage You have specified for that Subaccount; divided by
2. The sum of the allocation percentages for all such Subaccounts; and,
(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Unloaned Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Subaccount Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Unloaned Accumulation Value”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies.  However, We reserve the right to impose a charge for this option in the future.
A transfer of Unloaned Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by providing Us with Notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.
Our Policies on Frequent Reallocations Among Subaccounts
The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six in any 12-month period (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.
We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
We will only accept a transaction request that is in writing or by telephone, and that complies with Our requirements for such requests. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail requests. As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of the Life Series Funds (other than the Government Cash Management Fund) and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is Our policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.
The Risks to Policyowners of Frequent Reallocations
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.
In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.
THE DEATH BENEFIT
The Death Benefit is the amount We pay to the named Beneficiary upon the death of the Insured prior to the Maturity Date while this Policy is in force.  The Death Benefit is the greater of the Basic Death Benefit or the Minimum Death Benefit, as described below.  You may select between two options of the Basic Death Benefit.
The amount of the Death Benefit will depend upon the Face Amount of insurance coverage You select, the Death Benefit option You elect, the performance of the Subaccounts to which You allocate Your assets, the interest You earn on allocations, if any, to the Fixed Account, any optional riders You elect, and the amount of any Policy loans outstanding upon the death of the Insured.
Face Amount
You select the Face Amount of insurance coverage when You purchase the Policy. Our current minimum Face Amount for a Policy is $100,000.  The Face Amount of Your Policy affects the Death Benefit to be paid and the fees and charges You will pay under the Policy.  You may request to increase or decrease the Face Amount, but You may not decrease the Face Amount below the minimum Face Amount.
Increasing the Face Amount - You may request an increase in the Face Amount by giving us Notice.  We will require evidence of insurability acceptable to Us, based on Our current published underwriting standards.  The attained age of the Insured at the time of request must be less than the maximum issue age for this Policy.  The minimum Face Amount increase is $50,000.  The cost of insurance for each increase in the Face Amount will be based on the Insured’s attained age and underwriting risk class at the time the increase takes effect.  An increase in Face Amount will result in a new table of surrender charges applicable to that increase (see “Surrender Charges”).
Before requesting an increase in the Face Amount, You should consider that any increase in the Face Amount will result in additional cost of insurance charges, additional surrender charges, and a new period for incontestability or certain suicide provisions applicable to the increase.
Decreasing the Face Amount - You may request a decrease in the Face Amount by giving us Notice.  You may not decrease the Face Amount below the minimum Face Amount of $100,000.  Any decrease will go into effect on the Monthly Deduction Date that falls on or next follows receipt by Us of Your request.  The decrease will first reduce prior increases in Face Amount in the reverse chronological order in which the increases occurred.  After all prior increases in the Face Amount have been reduced, any additional decreases in the Face Amount will reduce the initial Face Amount provided under the original Application.
A decrease in Face Amount will be subject to surrender charges according to the table of surrender charges applicable to that portion of the Face Amount (see “Surrender Charges”).
Before requesting a decrease in the Face Amount, You should consider that any decrease in the Face Amount may result in a surrender charge and a reduced Death Benefit.
Death Benefit
The Death Benefit is the greater of the Basic Death Benefit or the Minimum Death Benefit.  You may select between two options of the Basic Death Benefit.
Basic Death Benefit, Option A - the Face Amount of Your Policy on the date of the Insured’s death.
Basic Death Benefit, Option B - the Face Amount of Your Policy on the date of the Insured’s death plus the Total Accumulation Value on the date of the Insured’s death.
Minimum Death Benefit - The Minimum Death Benefit at any time is equal to the Total Accumulation Value divided by the net single premium per dollar of insurance.  The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 2001 CSO Table for Policies for the Insured’s sex and smoking status, and assuming a 4% rate of interest.
A Policy with a lower net single premium per dollar of insurance will have a higher Minimum Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.
The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the Insured’s age increases. This means that each year that Your Policy is in force, the Minimum Death Benefit will be smaller in relation to the Policy’s Total Accumulation Value than it was the year before.
Effect of Partial Withdrawals on the Death Benefit
The Death Benefit will be reduced by the amount of any partial withdrawal from the Policy.  Thus, under Basic Death Benefit, Option A, the Face Amount will be correspondingly reduced to the excess, if any, of the Face Amount over the result of (a) – (b) where:
(a)	Is the Death Benefit immediately prior to the partial withdrawal; and
(b)	Is the amount of the partial withdrawal and any charge for the partial withdrawal.
Changing the Death Benefit Option
You may request a change in the Death Benefit Option by giving us Notice.  The change will go into effect on the Monthly Deduction Date on or next following the date We receive the request for change.  We may require evidence of insurability prior to approving any change in Death Benefit Option that results in an increase in the net amount at risk at the time of such option change.
The following Death Benefit Option changes will not require evidence of insurability subject to the conditions outlined.
If You request a change from Basic Death Benefit, Option B to Basic Death Benefit, Option A, the Face Amount under Death Benefit, Option A will be increased to equal the Death Benefit available under Basic Death Benefit, Option B on the effective date of change.
If You request a change from Basic Death Benefit, Option A to Basic Death Benefit, Option B, and the Face Amount exceeds the Death Benefit less the Total Accumulation Value, the Face Amount will be decreased so that it equals the Death Benefit less the Accumulation Value on the effective date of the change.  Such a change will not be allowed if the resulting Face Amount is less than Our minimum Face Amount.
No more than one Death Benefit Option change will be permitted in a 12 month period.
Death Benefit Proceeds
The Death Benefit proceeds under this Policy will be the sum of:
1.	The Death Benefit; plus

2.	Any insurance on the life of the Insured provided by optional benefit riders; less
3.	The amount needed to keep this Policy in force to the end of the Policy Month of death, if the Insured died during the Policy Grace Period; less
4.	Any Policy loan balance.
Generally, We pay the Death Benefit within seven days after We receive due proof of death and/or any other documentation We require at Our Administrative Office.  We credit interest on the Death Benefit proceeds from the date of death until We pay the death benefit.  The Death Benefit proceeds will be paid in one lump sum, unless the Policy’s death benefit proceeds exceed $1,000 and You elect a settlement option described below (see “Settlement Options”).  Prior to the Insured’s death, You can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if You did not make an election, the Beneficiary may apply the Death Benefit proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us.
ACCUMULATION VALUE
Determining Your Total Accumulation Value
The Total Accumulation Value of this Policy at any time is equal to the Subaccount Accumulation Value plus the Fixed Account Accumulation Value plus the Loan Account Accumulation Value. This amount is allocated based on the instructions You give Us. A number of factors affect Your Policy’s Total Accumulation Value, including, but not limited to:
•	the amount and frequency of Your premium payments;
•	the investment experience of the Subaccounts You choose;
•	the interest credited on the amount You allocate to the Fixed Account, if any;
•	the Policy loan balance;
•	the amount of any partial withdrawals You make (including any charges You incur as a result of such withdrawals); and
•	the amount of charges We deduct.
The Subaccount Accumulation Value plus the Fixed Account Accumulation Value is referred to as the Unloaned Accumulation Value.
Determining Your Subaccount Accumulation Value
The value You have in each Subaccount at any time is equal to the number of units Your Policy has in that Subaccount, multiplied by that Subaccount’s unit value.  The Subaccount Accumulation Value is equal to the sum of the value You have in each Subaccount.
We determine the unit value for each Subaccount at the regularly scheduled close of business of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund and reported to us by the Fund’s investment adviser. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.
The unit value of a Subaccount on any Valuation Day is equal to the unit value on the previous Valuation Day,

multiplied by the net investment factor for that Valuation Day.
The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b) where:
(a)
is the net asset value per share of the designated Fund at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution declared by the Fund since the previous Business Day, less the per share amount of any taxes deducted by us; and

(b)	is the net asset value per share of the designated Fund on the previous Business Day.
Determining Your Fixed Account Accumulation Value
On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial Net Premium less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account.
The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:
1.	the Fixed Account Accumulation Value on the previous Monthly Deduction Date;
plus the sum of the following transactions that have occurred since the last Monthly Deduction Date:
2.	any additional Net Premiums allocated to the Fixed Account;
3.	any transfers into the Fixed Account, including transfers due to the repayment of a loan; and
4.	interest accrued on the Fixed Account Accumulation Value, at the daily equivalent of the Fixed Account interest rate;
less the sum of the following transactions that have occurred since the last Monthly Deduction Date:
5.	the portion of the Monthly Deduction for the current Policy Month allocated to the Fixed Account;
6.	any transfers out of the Fixed Account, including transfers due to the making of a loan; and
7.	any partial withdrawals allocated to the Fixed Account.
SURRENDERS AND PARTIAL WITHDRAWALS
Policy Surrenders
You may fully surrender the Policy at any time while the Insured is living for its Total Accumulation Value less the applicable surrender charge and any outstanding Policy loans and loan interest (“Net Surrender Value”).  A full surrender will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.  The amount payable will be the Net Surrender Value that We next compute after We receive the surrender request at Our Administrative Office. You should note that because the Total Accumulation Value of the Policy fluctuates with the performance of the Subaccounts and the interest credited to the Fixed Account, and because a surrender charge may apply, the Net Surrender Value may be more or less than the total premium payments You have made less any applicable fees and charges.  Upon a full surrender, Your Policy will terminate.
Partial Withdrawals
You may request a partial withdrawal of a portion of the Unloaned Accumulation Value under Your Policy at any time after the first Policy Anniversary while the Insured is living.

The partial withdrawal will be effective on the date We receive Your Notice.
The Amount and Frequency Permitted for Partial Withdrawals
The minimum amount that You must request for a partial withdrawal is set forth in Your Policy Schedule.  The maximum partial withdrawal amount is 90% of Your Unloaned Accumulation Value, however in no case can You withdraw an amount which would:
(a) reduce the Face Amount to less than the minimum Face Amount for the Policy ($100,000);
(b) reduce the Surrender Value to less than six times the most recent Monthly Deduction; or
(c) reduce the Loan Value to less than the Policy loan balance.

The amount of the partial withdrawal and any charge for the partial withdrawal will be deducted from the Total Accumulation Value. Unless You instruct Us otherwise, We will withdraw these amounts from the Subaccounts and/or Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and the Fixed Account Accumulation Value bears to the Unloaned Accumulation Value.
The maximum number of partial withdrawals allowed in a Policy Year is 12.
The Effect of Partial Withdrawals
The Death Benefit will be reduced by the amount of the partial withdrawal.  Thus, under Death Benefit, Option A, the Face Amount will be correspondingly reduced to the excess, if any, of the Face Amount over the result of (a) – (b) where:
(a) is the Death Benefit immediately prior to the partial withdrawal; and
(b) is the amount of the partial withdrawal and any charge for the partial withdrawal.

The Face Amount reduction, if any, resulting from a partial withdrawal will be subject to a surrender charge as described under “Decreases in Face Amount.” However, there is no surrender charge associated with a partial withdrawal under Basic Death Benefit, Option B.
For example, under Basic Death Benefit, Option A, a policyholder with an Unloaned Accumulation Value of $50,000 and Face Amount equal to the Death Benefit of $150,000 may choose to take a partial withdrawal of $5,000.  Including the $25 partial withdrawal fee, the Death Benefit would be reduced by $5,025.  After taking the withdrawal, the Policy would have an Unloaned Accumulation Value of $44,975, a Face Amount of $144,975, and a Death Benefit of $144,975.
We will deduct any applicable surrender charge from the Unloaned Accumulation Value that remains after deducting Your partial withdrawal, so that You receive the full amount of the Partial Withdrawal requested.  The surrender charge will be apportioned and the Face Amount of the Policy will be reduced on the same basis and in the same order as described above under “Surrender Charge.”
We charge a $25.00 partial withdrawal processing fee to process each partial withdrawal.  We will deduct this charge from the Total Accumulation Value remaining after the partial withdrawal.  To the extent there is a balance remaining, the charge will be deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the Total Accumulation Value prior to the partial withdrawal.  Any portion of this charge that cannot be assessed due to insufficient value in any account will be allocated proportionally to the balances in the remaining accounts.  We may defer payment of partial withdrawal proceeds under the conditions described in “Payment and Deferment”.
A request for a partial withdrawal in an amount that would result in a failure to continue to qualify the Policy for the Monthly No Lapse Premium Guarantee will not be processed without Your consent to terminate the Monthly No Lapse Premium Guarantee as of the date the partial withdrawal is made.
POLICY LOANS
If You meet the terms of the Policy and Our procedures, You may borrow up to 75% of the Surrender Value of the Policy during the first three Policy Years and 90% of the Surrender Value of the Policy after the first three Policy Years (We refer to these amounts as the “Loan Value”), if You assign Your Policy to Us as sole security.  The amount available to You as a loan at any time is the Loan Value less any existing Policy loan balance, any loan interest to the next Policy Anniversary, and the Monthly Deductions to the next Policy Anniversary.
We charge daily interest on the outstanding loan amount at an effective annual rate of 6.00% compounded on each Policy Anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a loan unless it is at least $500. You may repay all or a portion of any loan and accrued interest at any time.  The minimum loan repayment amount is $100 or the Policy loan balance, if less.  You must designate a loan repayment as such.  Any payment We receive from You that is not designated as a loan repayment will be credited to the Policy as a premium payment and will be allocated according to the allocation instructions You previously provided.
When You take a loan, We transfer a portion of the Unloaned Accumulation Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account, if applicable, in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Unloaned Accumulation Value of the Policy as of the date of the loan. A Policy loan reduces the Death Benefit and the Surrender Value by the amount of the loan. A Policy loan may also permanently affect the Unloaned Accumulation Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the loan account at the assumed interest rate of 5.00%.  Thus, even if it is repaid, a Policy loan may have a negative impact on the Unloaned Accumulation Value if the actual net investment returns of the Subaccounts You have selected exceed the assumed interest rate of 5.00%. The longer the loan is outstanding, the greater the impact is likely to be.
If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Unloaned Accumulation Value from the Subaccount(s) and/or the Fixed Account to the General Account. We will credit loan repayments to each Subaccount and/or the Fixed Account in proportion to Your allocation to each Subaccount.

We subtract the amount of any outstanding loan plus interest from the Death Benefit or Surrender Value payable to You or Your Beneficiary.
While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.
TERMINATION
The Policy will terminate upon the sooner of:
•	the date the Policy is fully surrendered (see “Surrenders”);
•	the date the Policy lapses because of insufficient funds to pay Our fees and charges;
•	the date of the Insured’s death (see “Death Benefit”); or
•	the Maturity Date.
Maturity Date
The Policy will terminate if the Insured is still living and attains the age of 120.  Upon reaching the Maturity Date, We will terminate the Policy and pay to You the Total Accumulation Value, less any Policy loan balance.
Lapse
The Policy will terminate without value if on any Monthly Deduction Date the Net Surrender Value is insufficient to pay the Monthly Deduction due, except to the extent that a no lapse period or grace period applies as discussed below.
Please note that this Policy offers an optional Waiver of Specified Monthly Deduction Rider for an additional charge.  Even if You select this rider and it is in effect, Your Policy may lapse.  Under the terms and conditions of the rider, in certain circumstances, We will waive a portion of Your Monthly Deduction (an amount We call the Specified Monthly Deduction). The portion of Your Monthly Deduction that We will waive does not include the separate account charge.  Thus, even if this rider is in effect, You will be charged a Monthly Deduction (which will be comprised of the separate account charge only) and Your Policy may terminate without value if on any Monthly Deduction Date the Net Surrender Value is insufficient to pay the Monthly Deduction due, except to the extent that the Monthly No Lapse Premium Guarantee, No Lapse Guarantee Grace Period or Policy Grace Period applies as discussed below.  Your ability to pay the Monthly Deduction (i.e., the separate account charge) may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.
Monthly No Lapse Premium Guarantee
The Monthly No Lapse Premium Guarantee ensures that the Policy will remain in force during the first 10 years even if on a Monthly Deduction Date, the Unloaned Accumulation Value is less than the Monthly Deduction.  In order for the Monthly No Lapse Premium Guarantee to remain in effect, the sum of Your premiums paid minus any Policy loan balance and any partial withdrawals and charges for them must at all times at least equal the sum of the

Monthly No Lapse Premiums applicable since the Issue Date.  The amount of the Monthly No Lapse Premiums is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy.  We will adjust the amount of the Monthly No Lapse Premium as necessary to reflect Policy changes.
When the Policy is in force under the Monthly No Lapse Premium Guarantee and the Unloaned Accumulation Value is zero, Monthly Deductions will accumulate as due and unpaid.  When the Unloaned Accumulation Value next becomes positive, the Monthly Deductions accumulated as due and unpaid will be deducted.
You are not required to pay the Monthly No Lapse Premiums on a monthly-basis, but the aggregate amount of the premiums You have paid must be equal to or greater than the sum of the Monthly No Lapse Premiums applicable since the Issue Date.  If on any Monthly Deduction Date, the sum of Your premiums paid minus any Policy loan balance and any partial withdrawals and charges for them does not equal or exceed the accumulated Monthly No Lapse Premiums, this provision will terminate after the expiration of the No Lapse Guarantee Grace Period described below.
No Lapse Guarantee Grace Period
If on a Monthly Deduction Date occurring more than 61 days prior to the end of the 10-year no lapse period, the sum of Your premiums paid minus any Policy loan balance, loan interest due and any partial withdrawals and charges for them does not equal or exceed the sum of the Monthly No Lapse Premiums applicable since the Issue Date, a No Lapse Guarantee Grace Period will be allowed for the payment of an additional premium to keep the Monthly No Lapse Premium Guarantee in effect.  The additional premium that must be paid is the amount that is needed for the sum of Your premiums paid minus any Policy loan balance, loan balance due and any partial withdrawals and charges for to equal or exceed the sum of the Monthly No Lapse Premiums applicable since the Issue Date at the end of the No Lapse Guarantee Grace Period.  If the amount of premium required is not paid by the end of the No Lapse Guarantee Grace Period, the Monthly No Lapse Premium Guarantee will terminate and may not be reinstated at a later time.
Policy Grace Period
If the Monthly No Lapse Premium Guarantee is not in effect, then this Policy will enter the Policy Grace Period if on a Monthly Deduction Date, the Net Surrender Value is insufficient to cover the Monthly Deduction due.
A Policy Grace Period of 61 days will be allowed for the payment of premium needed to keep this Policy in force.  The minimum premium required to keep this Policy in force is three times the Monthly Deduction due on the date of insufficiency.
This Policy will stay in force during the Policy Grace Period.  At least 30 days before the end of the Policy Grace Period, We will send You a notice of the required premium due.  If the amount specified in the notice is not paid within the Policy Grace Period, this Policy will terminate without value at the end of the Policy Grace Period.
If the Insured dies during the Policy Grace Period, the amount needed to keep this Policy in force to the end of the Policy Month of death will be deducted from the Death Benefit proceeds.
Reinstatement
If the Policy lapses, You may apply for reinstatement within three years of lapse.  A Policy surrendered for cash may not be reinstated.
To reinstate this Policy, We will require You to:
(1) Present evidence acceptable to us that the Insured is insurable at the same underwriting class as this Policy was originally issued;
(2) Pay enough premium to keep this Policy in force for two months;
(3) Pay or reinstate any Loan Balance; and
(4) Pay all Monthly Deductions that were due and unpaid before the end of the Policy Grace Period.
We will send You the necessary Application and other requirements within 15 days after We receive Your reinstatement request.  We may require that You return this Policy to Us in order to put the reinstatement into effect.
The reinstatement date will be the Monthly Deduction Date that falls on or next follows the date We approve the reinstatement Application.
SETTLEMENT OPTIONS
You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:
Payment of a Designated Amount - Payments in equal monthly, quarterly, semi-annual, or annual installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted.
Payment for a Designated Number of Years - Payments in equal monthly, quarterly, semi-annual, or annual installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.
Payment of Life Income - We will pay the Policy proceeds in either equal monthly, quarterly, semi-annual or annual payments for as long as the payee is living.  The amount of payment will depend on the age and sex of the payee.  If the payee is not an individual, the amount of payment will depend on the age and sex of a Designated Person chosen by the payee and agreed to by us.  We will require acceptable proof of age for the payee or Designated Person.
We may require proof that the person on whose life the payments are based is alive when each payment is due.  We may discontinue payments until We receive satisfactory proof of survival.  Any of the following provisions may be chosen.  If the amount of payments for different guaranteed periods is the same at any given age, We will deem the longer period to have been chosen.
Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.
Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.
Life Income Only - Payments made only while the person on whose life the payments are based is alive.  Under this option, it is possible that the payee receive only one payment.
In addition to the fixed benefit settlement options listed above, You or Your Beneficiary may elect to leave the Policy proceeds with Us to accumulate interest.  In order to elect this option the Policy proceeds must be at least $1,000.
Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of no less than 1.00% per year, which may be increased by additional interest.  Interest may be paid to You or Your Beneficiary monthly, quarterly, semi-annually or annually, as elected, or may be left with Us to accumulate.  You or Your Beneficiary may withdraw part or all of the Policy proceeds, and any earned interest, at any time.
OPTIONAL BENEFITS AND INSURANCE RIDERS
Currently, the following optional benefits and insurance riders are available under the Policy.  The following insurance riders may be included in a Policy at issue but not added thereafter, in states where available, subject to the payment of an additional monthly charge, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your representative.
Accidental Death Benefit Rider
You may purchase an accidental death benefit rider if the Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Insured's accidental death benefit coverage in all companies.
Waiver of Specified Monthly Deduction Rider
Please note that due to the rules and regulations of various states, the terms and conditions of the rider may differ depending on where You reside.  The discussion below describes the significant terms and conditions of the rider as they apply to the residents of most states.  If, however, You reside in Arizona, Connecticut, Delaware, Florida, New York, North Dakota or Washington, D.C., please see Appendix A for a discussion of the significant terms and conditions of the rider as they apply to You.
At the time of the Issue of the Policy, You may purchase a rider that waives the Specified Monthly Deduction under certain circumstances. The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any).  The Specified Monthly Deduction does not include the separate account charge.  Thus, even if this rider is in effect You still will be charged a Monthly Deduction which will be comprised of the separate account charge alone.  While the Specified Monthly Deduction is being waived, all benefits included under this Policy will continue in force, subject to Your ability to pay the Monthly Deduction (i.e., the separate account charge), which may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.
Under the terms of the rider, if the Insured becomes totally disabled:
•
Before the Policy Anniversary on which the Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues.  If the total disability continues to the Policy Anniversary on which the Insured attains age 65, We will waive all further Specified Monthly Deductions due under the Policy.

•
After the Policy Anniversary on which the Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues, but only up to the Policy Anniversary on which the Insured attains age 65.

For the purposes of this rider, total disability means that the Insured is unable to perform the substantial and material duties of their job due to sickness or accidental bodily injury for the first 24 months of the total disability.  After the first 24 months of total disability, total disability means that the Insured is unable to perform any of the substantial and material duties of their job for which they become reasonably suited by education, training or experience due to sickness or accidental bodily injury.  The total disability must require the regular treatment by a licensed physician other than the Insured, be caused by accidental bodily injury occurring, or disease first manifesting itself, after the effective date of this rider but before the Policy Anniversary on which the Insured attains age 65, and continue for six consecutive months.
Prior to the approval of any claim, We have the right to have one or more physicians examine the Insured as often as We may reasonably require. After approval of a claim, We may require proof of continuance of the total disability and designate a qualified physician to examine the Insured at reasonable intervals at Our expense.  Under the terms of the rider, You are required to give Us immediate notice when the Insured recovers from the total disability.
In order to claim this benefit, both the rider and the Policy must be in force.  The rider will terminate when the Policy terminates, the Policy Anniversary on which the Insured attains age 65, or upon Your written request.
Children’s Term Life Insurance Rider
You may purchase life insurance on children who are qualified under the terms of the Rider. The Children’s Term Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children. The premium is the same regardless of number of children covered. Children born, adopted, or who become a stepchild after the Issue Date of the Policy are automatically insured as long as they are qualified under the terms of the Rider. The Rider coverage is convertible, without evidence of insurability to an individual policy in the name of the Insured Child at the earlier of when they reach 25 years of age or the Insured attains age 65. If the Insured dies during the premium payment period, the Insured Child’s coverage continues as paid up term insurance.
Spouse’s Term Life Insurance Rider
You may purchase term life insurance on Your spouse in the form of a Rider to the Policy. The Spouse Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. The spouse to be insured may not be 10 years older or younger than the Insured individual under the Policy. The Rider coverage is convertible without evidence of insurability at attained age within 60 days prior to either a premium increase, the expiration of coverage under the Rider or when the Insured attains age 65. Premiums for this rider are level for an initial 20-year period then increase for subsequent level 20-year periods or to the termination date of the rider if earlier.
Accelerated Death Benefit Rider
You may request a one-time acceleration of up to 80% of the Policy’s Death Benefit if the Insured has a life expectancy of twelve months or less.  There is no cost or charge for this rider.
The minimum accelerated death benefit You may request is 25% of the Death Benefit under Your Policy.  The maximum accelerated death benefit you may request is the lesser of 80% of the Death Benefit as of the date the first request is paid or $250,000, including all other accelerated death benefit amounts under all policies issued by Us on the life of the Insured.  Upon Your request for an accelerated death benefit, We will reduce the Death Benefit by a proportionate amount of any outstanding Policy loan balance and multiply the remainder by the amount of the acceleration percentage.  We then deduct an administrative fee of up to $150.  The amount of the accelerated death benefit will be paid to You in a single sum.
Any remaining Death Benefit under the Policy will be reduced by the amount of the accelerated death benefit.  The Policy’s Total Accumulation Value will be reduced by the same percentage as the Policy’s Death Benefit.
The coverage provided by this rider will end upon Your written request to cancel it, upon surrender of the Policy, or the date of the Insured’s death.
You should be aware that receiving benefits under this rider may affect the Insured’s eligibility for public funds such as Medicare, Medicaid, Social Security, Supplemental Security Income (SSI), or other government assistance programs.  You should consult a tax advisor to consider any tax consequences that may arise when benefits are paid under this rider.
Guaranteed Paid-Up Insurance Option
This option allows You to purchase a new paid-up whole life insurance policy without evidence of insurability with the proceeds from this Policy.  You may elect this option by giving Notice to Us.  Upon election of this option, all additional benefits attached to this Policy will terminate unless otherwise provided.  You will not pay any further premiums nor will any further premiums be allowed. The Death Benefit Option will be Option A.
Upon receiving Your request, We will calculate the amount of Guaranteed Paid-Up Insurance based on the age of the Insured at the time You elect this option, the net single premium mortality table and the net single premium interest rate under Your Policy (for a discussion of net single premiums, please see the section above titled “Minimum Death Benefit”).  The amount of Guaranteed Paid-Up Insurance will be the lesser of:
1.	the amount of paid-up insurance purchased using the entire Surrender Value of this Policy less any outstanding Policy loan balance as a net single premium; or
2.
the amount of paid-up insurance purchased using a portion of the Surrender Value of this Policy less any outstanding Policy loan balance as a net single premium such that the amount at risk on the paid-up insurance is no greater than the amount at risk on this Policy on the date of election.  The portion of the Surrender Value less any outstanding Policy loan balance not applied to provide the paid-up insurance will be paid to You.

You may choose to continue any existing Policy loan under this option.  In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above.
When You elect this option, the Unloaned Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account.  Subsequently, Your insurance benefits will not vary with the investment return.  Policy Values will continue to be calculated as described above with the following modifications:
1.	the monthly additional mortality charge, if any, and the policy charge will no longer be made;
2.
the guaranteed interest rate, the monthly interest factor and the guaranteed cost of insurance charges used in determining surrender values will be the based upon the Net Single Premium interest rate and the Net Single Premium table;

3.	the Additional Risk Percentage, if any, will no longer be applied; and
4.	surrender charges will no longer apply.
Once You elect this option, You may surrender Your Guaranteed Paid-Up Insurance at any time for its Surrender Value less any outstanding Policy loan balance.  Your surrender request will be effective on the date We receive Your Notice and this Policy.
FEES, CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We deduct these fees and charges under the Policy in consideration for: (1) the services and benefits We provide; (2) the costs and expenses We incur; and (3) the risks We assume. The fees and charges deducted under the Policy may result in a profit to Us.
Transaction Fees
The following are the transaction fees and charges that We deduct.
Premium Charge
We impose a premium charge on each premium payment. The premium charge is a percentage of the premium amount.  The current premium charge is 5.00% of each premium payment made.  The guaranteed maximum premium charge is 8.00% of each premium payment made.  We may change the current premium charge from time to time, but it will never exceed the guaranteed maximum premium charge.
The premium charge is intended to compensate Us for Our sales expenses, premium taxes and other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.
The Policy is distributed through Foresters Financial Services, Inc. (“FFS”), which is one of Our affiliates.  The Policy is offered to the public through registered representatives of FFS and through other broker-dealers (“Selling Firms”) that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FFS as the underwriter.  These Selling Firms may be affiliated with Us.  FFS pays its representatives a percentage of the premium on Policies that they sell.  FFS pays commissions to the Selling Firms for their sales of the Policy according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement.  A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FFS pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm’s compensation program.  Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy.
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.
Surrender Charges
We charge a surrender charge for any full surrender or partial withdrawal of Total Accumulation Value.  The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk.  The surrender charge is calculated per $1,000 of Face Amount surrendered or decreased.

Any increase in Face Amount that You request will be subject to new surrender charges based upon the Insured’s characteristics at the time of the request.  Increases in Face Amount which automatically result from a change in Death Benefit Option will not be subject to new surrender charges.
The new surrender charges will apply only to the associated increase in Face Amount.  When You request a full surrender or partial withdrawal, We will calculate the reduction in Face Amount by first reducing any requested increases in Face Amount that have not already been surrendered or decreased, in the reverse chronological order in which the increases were made, and then against the initial Face Amount which is still in effect.  The surrender charge will be calculated based upon the initial surrender charges or the new surrender charges, as applicable.
The surrender charge will be deducted from the Unloaned Accumulation Value that remains after deducting Your partial withdrawal, so that You receive the full amount of the Partial Withdrawal requested.
Partial Withdrawal Processing Fee
We charge a $25 processing fee for any partial withdrawal from the Policy to compensate us for administrative costs related to processing Your partial withdrawal request.  We will deduct this charge from the Unloaned Accumulation Value remaining after the partial withdrawal.  To the extent there is a balance remaining, the fee will be deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the Unloaned Accumulation Value prior to the partial withdrawal.  Any portion of this charge that cannot be assessed due to insufficient value in any account will be allocated proportionally to the balances in the remaining accounts.
Transfer Fees
We charge a $10 fee for transfers of the Unloaned Accumulation Value in excess of four per Policy Year, including those involving the Fixed Account but excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.
Periodic Charges
The following describes the fees and expenses that We may deduct periodically over the life of the Policy.
Monthly Deductions
Policy Charge
Each Monthly Deduction Date, We impose a policy charge for Our administrative expenses of $10 per month.  We guarantee that this charge will not be more than $10.  This charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value.
Cost of Insurance Protection
Each Monthly Deduction Date, We will deduct a charge for the cost of insurance protection.  This charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value. The cost of insurance charge is determined by the insurance rates applicable to Your Policy based upon Your age, sex underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on the 2001 Commissioners’ Standard Ordinary Mortality Table for the Insured’s sex and tobacco use classification.  The cost of insurance is equal to:

(a) x (b) x [1+(c)] + (d), where:
(a) is the monthly cost of insurance rate per $1,000 of net amount at risk;
(b) is the net amount at risk;
(c) is the additional risk percentage; and
(d) is the monthly additional mortality charge.
Items (c) and (d) are applicable only if this Policy or a portion of this Policy is subject to a substandard underwriting classification.
The net amount at risk is equal to the Death Benefit as of the Monthly Deduction Date divided by 0.0016516 (the monthly equivalent of an effective annual rate of 2.0%), less the Total Accumulation Value as of the Monthly Deduction Date (before this cost of insurance).
The Death Benefit varies based upon the Death Benefit option chosen and the Total Accumulation Value.  The Total Accumulation Value varies based upon the performance of the Subaccounts selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon Our underwriting of Your Policy.  This determination is based on various factors including the Insured’s issue age, gender, underwriting class, Policy Year and Face Amount.  We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for Your Policy. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the net amount at risk.  We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.
Separate Account Charge
Each Monthly Deduction Date, We deduct from the Subaccount assets attributable to Your Policy a monthly separate account charge for the benefits We provide and the costs We incur in connection with the Policy.  The charge is calculated as a percentage of the assets You have allocated to the Subaccounts.  This charge is deducted from each Subaccount according to the proportion of each account’s value to the Subaccount Accumulation Value.  The guaranteed maximum separate account charge is an effective annual rate of 0.50% of Your Subaccount Accumulation Value.  The current separate account charge is equal to an effective annual rate of 0.50% of Your Subaccount Accumulation Value for the first 20 years of the Policy, and 0.25% thereafter.  We may change the current separate account charge from time to time, but it will never exceed the guaranteed maximum separate account charge for Your Policy.
The separate account charge is determined by multiplying the Subaccount Accumulation Value, after the deduction of the cost of insurance charge and any other monthly charges, by the monthly equivalent of the annual separate account charge percentage.
Face Amount Charge
Each Monthly Deduction Date, We will deduct a Face Amount charge.  The charge is calculated based upon each $1,000 of Face Amount You select and may vary based upon Your age, sex and underwriting classification.  The charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value.  The guaranteed maximum charge for all years is $0.100 per thousand of Face Amount You select.  The current charge is the same as the guaranteed charge for the first 10 years of the Policy, and then becomes $0.00 thereafter.  We may change the current charge per thousand of Face Amount from time to time, but it will never exceed the guaranteed charge per thousand of Face Amount for Your Policy.
Optional Rider Charges
Each Monthly Deduction Date, We charge an additional monthly charge for each optional insurance rider that You select for Your Policy. See “Optional Riders” section of the table entitled “Periodic Charges Other Than Fund Operating Expenses” in the “Fee Tables” section of this Prospectus and Your Policy for more information on the additional monthly charge for each optional insurance rider.
Other Periodic Charges
Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6.00% compounding on each Policy anniversary.  Loan interest is due on each Policy Anniversary.  If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.
Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account E. However,  if We did incur such tax, We reserve the right to charge the Separate Account for the amount of  the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.
Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. The highest and lowest total annual Fund operating expenses as of December 31, 2016 were 1.73% and 0.79% respectively.  Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus.
We begin to accrue and deduct all of the above charges and premiums on a Policy's Issue Date.
OTHER PROVISIONS
Right to Examine
You have a period of time to review Your Policy and cancel it for a refund of premiums paid (“Right to Examine Period”).  The Right to Examine Period may be up to 45 days and varies by state, age of the Insured on the Issue Date and the type of transaction (e.g., a replacement transaction).  At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.
Beneficiary
This is the person(s) You designate in the Application to receive the Death Benefits under the Policy upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us. An irrevocable Beneficiary designation cannot be changed without the written consent of such Beneficiary.  A change of Beneficiary designation will revoke any previous designation.

Unless otherwise provided in the Beneficiary designation (1) if any Beneficiary dies before the Insured, that Beneficiary's interest will pass to the remaining Beneficiaries according to their respective interests; or (2) if no Beneficiary survives the Insured, the Death Benefit proceeds will be paid in one lump sum to You, if You are still alive, otherwise, to Your estate.
Processing Transactions
Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.
Payment and Deferment
We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) We cannot determine the amount because the NYSE is closed for trading (except for normal holiday closing), or (2) the SEC determines that a state of emergency exists which may make such payment impractical.
Under a Policy continued as Guaranteed Paid-Up Insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We will pay interest. We will pay the interest from the date of receipt of the request to the date We make payment.
Right to Exchange Options
The exchange options allow You to exchange this Policy for a permanent fixed benefit life insurance policy.
Exchange Option 1
 Within the first 18 months after the Policy's Issue Date, while this Policy is in force, You may exchange this Policy for a permanent fixed life insurance policy that We issue on the Insured’s life.  You must request such an exchange by giving us Notice.
You do not need to provide evidence of insurability when exercising this option.  The new policy will have a level Face Amount equal to the Face Amount of this Policy.  The new policy will have the same Issue Date, Age, and underwriting class as this Policy and the same benefit riders only if such riders are available on the new policy.  We base premiums for the new policy on the premium rates for the new policy that were in effect and the Insured’s attained Age on this Policy’s Issue Date.  The new policy will be issued on a substantially comparable General Account plan of insurance.  The new policy’s owner and beneficiary will be the same as those of this Policy on the effective date of the exchange.
Issuance of the new policy will be subject to the payment of a Required Amount.  The Required Amount is equal to this Policy’s Total Accumulation Value plus all charges assessed to this Policy accumulated at the Net Single Premium interest rate minus the Gross Premiums of the proposed new policy accumulated at the Net Single Premium interest rate.  If the Required Amount is positive, We pay that amount to You.  If the Required Amount is negative, You pay that amount to us.  We will issue the new policy within 31 days of receiving both this Policy and any Required

Amount at Our Administrative Office.  If both this Policy and any Required Amount are not received by that time, Your request to exercise Your right to exchange policies will be considered withdrawn.
Exchange Option 2
 If any Fund in which You are invested changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life insurance policy that We issue on the Insured’s life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.
The new policy will be issued at the attained Age of the Insured at the time of the exchange on a substantially comparable General Account plan of insurance. The Face Amount of the new policy will be for an amount not exceeding the excess of the Death Benefit of this Policy on the date of exchange or:
1. The Unloaned Accumulation Value of this policy on the date of exchange if You elect to surrender this policy; or
2. The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.
Assignment
You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.
Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.
We may, at Our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts.
We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.
We will provide You with written notice regarding any significant changes.
Age and Sex
If the age or sex of the Insured has been misstated, Policy benefits will be adjusted to those that would be purchased by the most recent monthly deduction for the cost of insurance applied to the cost of insurance rate at the correct age or sex.
Incontestability
All statements made in the Application by or on behalf of the Insured are representations and not warranties.  We may use any misstatements or misrepresentations to contest a claim or the validity of this Policy only if they are material and contained in the Application and a copy of such Application is attached to this Policy when issued or subsequent to issue, as applicable.
Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the Issue Date.
Any increase in Face Amount You request after the Issue Date will be incontestable after such increase has been in effect for two years during the lifetime of the Insured.
State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus. Your actual Policy, with any endorsements, amendments and riders, is the controlling document.  However, this prospectus describes the material features and benefits of the Policy.
We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.
Payment of Dividends
The Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of FLIAC.
Suicide
If the Insured commits suicide within two years from the Policy's Issue Date, Our liability under the Policy is limited to all premiums paid less any indebtedness.
If the Insured dies by suicide within two years of the effective date of any increase in Face Amount requested by You, Our liability with respect to such increase will be limited to the total of the Monthly Deductions made for such increase.

FEDERAL TAX INFORMATION
This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or  U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax law described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.
Policy Proceeds
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”), and the investments of each  Subaccount satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:
■ The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;
■ The growth of the Cash Value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial withdrawal of the Policy; and
■ Transfers among Subaccounts are not taxable events for purposes of federal income tax.
Surrenders and Loans
The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract” but fails to meet the "seven-pay" test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.
The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued, unless it is issued in exchange for a MEC.  However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial withdrawal, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.
Policies that Are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash surrender value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed: on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.
If You make a partial withdrawal after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial withdrawal exceeds Your basis in the Policy. In other words, partial withdrawals after 15 Policy Years will be treated as from basis first and income second. During the first 15 Policy Years, the portion of the partial withdrawal that is subject to federal income tax will depend upon the ratio of Your death benefit to the Cash Value and the age of the Insured at the time of the surrender.
If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.
If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.
If the Cash Value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.
Policies that Are MECs
A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis. If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 ½ are subject to an additional 10% penalty.
Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.
Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes of $5,490,000 for 2017 (adjusted for inflation annually thereafter) and a top estate tax rate of 40%. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.  Under the Act, “portability” is made permanent, so that any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.
When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured's estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.
If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Code provides an exemption for GSTT purposes of $5,490,000 for 2017 (adjusted for inflation annually thereafter) and a top GSTT tax rate of 40%.
Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account E.  Based on this expectation, no charge is currently assessed against Separate Account E for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account E.
We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account E in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account E. We may assess Separate Account E for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account E in the future, they could reduce the net investment performances of the Subaccounts.
In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein. If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.
Each of the Funds sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and contractowners which invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.
Under certain circumstances, a Policyowner’s control of the investments of Separate Account E may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account E for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon current Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION

VOTING RIGHTS
Because the Funds of the Life Series Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions to Us for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:
■ Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;
■ Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■ Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.
We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.
We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.
The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”). At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed after each transaction that affects the value of Your Policy, including to the extent applicable, Your scheduled fixed premium payments.
If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The financial statements of FLIAC and Separate Account E are in the Statement of Additional Information.

APPENDIX A
Waiver of Specified Monthly Deduction Rider
Please note that the discussion below describes the significant terms and conditions of the rider as they apply to the residents of Arizona, Connecticut, Delaware, Florida, New York, North Dakota or Washington, D.C.
At the time of the Issue of the Policy, You may purchase a rider that waives the Specified Monthly Deduction under certain circumstances. The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any).  The Specified Monthly Deduction does not include the separate account charge.  Thus, even if this rider is in effect You still will be charged a Monthly Deduction which will be comprised of the separate account charge alone.  While the Specified Monthly Deduction is being waived, all benefits included under this Policy will continue in force, subject to Your ability to pay the Monthly Deduction (i.e., the separate account charge), which may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.
Under the terms of the rider, if the Insured becomes totally disabled before the Policy Anniversary on which the Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues.
For the purposes of this rider, total disability means that the Insured is unable to engage in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a homemaker or student is considered engaging in an occupation.  The total disability must require the regular treatment by a licensed physician other than the Insured, be caused by accidental bodily injury occurring, or disease first manifesting itself, after the effective date of this rider but before the Policy Anniversary on which the Insured attains age 60, and continue for six consecutive months.
Prior to the approval of any claim, We have the right to have one or more physicians examine the Insured as often as We may reasonably require. After approval of a claim, We may require proof of continuance of the total disability and designate one or more physicians to examine the Insured at reasonable intervals.  Under the terms of the rider, You are required to give Us immediate notice when the Insured recovers from the total disability.
In order to claim this benefit, both the rider and the Policy must be in force.  The rider will terminate when the Policy lapses, the Policy Anniversary on which the Insured attains age 60, or upon Your written request.

GLOSSARY
Frequently used terms You need to know to understand this Policy are defined below.  The meaning of other terms in the Policy are defined in the context of the paragraph in which they first appear.
Administrative Office is the office to which Notices, correspondence requests and payments must be sent.  The address for the Administrative Office is: Foresters Life Insurance and Annuity Company, In Force Services Department, Raritan Plaza 1, P.O. Box 7836, Edison, NJ 08818-7836.  We will notify You in writing and provide You with an address if We designate another office for policy administration and/or the receipt of Notices, correspondence, requests and payments.
Application is the application (including supplemental applications) for this Policy which are attached to and made a part of this Policy.
Age is the Insured’s age on his or her last birthday.
Beneficiary is the party(ies) named in the Application to whom the Death Proceeds are to be paid upon the Insured’s death, unless changed later as provided in the Policy.
Business Day means each day the NYSE is open for regular trading
Company (also “we”, “us” or “our”) means Foresters Life Insurance and Annuity Company
Face Amount is the dollar amount of insurance coverage You select.  It is part of the calculation of the Death Proceeds.  The current minimum Face Amount for a Policy is $100,000.
Fixed Account Accumulation Value is the Accumulation Value in the Fixed Account.
Fund(s) are the open-end management companies registered under the Investment Company Act of 1940, as amended (the “Act”).  The Subaccounts purchase shares of designated investment portfolios of a Fund with the assets of the Separate Account.
General Account consists of all assets of the Company other than those allocated to any Separate Account of the Company.
Insured is the named person upon whose death the Death Proceeds are paid.
Issue Date is the date the Policy is issued.  It is the date from which certain policy provisions are measured.
Loan Account Accumulation Value is the Accumulation Value that is transferred to Our General Account that corresponds to Policy loans You take.  It is increased by Policy loans and decreased by loan repayments.
Maturity Date is the date on which this Policy terminates if the Insured is still living and if this Policy has not been surrendered or lapsed.
Monthly Deduction is the total of the charges due and payable on each Monthly Deduction Date including the policy charge, the cost of insurance charge, the separate account charge, the face amount charge and any charges for additional benefit riders. When the Waiver of Specified Monthly Deduction Rider is in effect, the Monthly Deduction is comprised of the separate account charge alone.
Monthly Deduction Date is the date of each one-month interval as measured from the Issue Date on which the monthly policy charges/premiums are charged to the Total Accumulation Value.

Net Premium is the premium less the Premium Charge.
Net Surrender Value is equal to the Surrender Value less any Policy loan balance.
NYSE means the New York Stock Exchange
Notice is a signed, written communication providing information we need.  We may authorize in advance another manner of communication at our discretion.  All Notices to us must be sent to our Administrative Office and received in good order acceptable to us.
Policyowner (also “You” or “Your”) is the person who is entitled to the ownership rights under this Policy, unless changed in accordance with our policies.
Policy Anniversary is the date of each one-year interval as measured from the Issue Date.
Policy Months are successive one-month periods measured from the Issue Date.
Policy Quarters are successive three-month periods measured from the Issue Date.
Policy Years are successive twelve-month periods measured from the Issue Date.
Policy Schedule are the pages of this Policy so titled which show the Policy Owner(s), Insured, benefits, premiums and other information.
Right to Examine Period is the period of time available to You to review Your Policy and cancel it for a refund of premiums paid.  The Right to Examine Period may be up to 45 days and varies by state, age of the Insured on the Issue Date and the type of transaction (e.g., a replacement transaction).
SEC means the Securities and Exchange Commission.
Specified Monthly Deduction is the Monthly Deduction plus the premium charge and excluding the separate account charge.
Subaccount means a subaccount of Separate Account E.
Subaccount Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts to which You have allocated.
Surrender Value means the Unloaned Accumulation Value less the applicable surrender charge.
Total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account and the Loan Account.
Unloaned Accumulation Value is the sum of the Accumulation Values in each of the Subaccounts and the Fixed Account.
Valuation Day means any day on which the NYSE is open for trading and on which we are open for business.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2017, with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at Foresters Life Insurance and Annuity Company, Raritan Plaza 1, P.O. Box 7836, Edison, New Jersey 08818-7836, calling Us toll free at 1 (800) 832-7783 or by visiting Our website www.foresters.com. You can review and copy Our documents (including reports and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Our documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
SEC file number: 811-21742

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES

OFFERED BY

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statement of Additional Information dated May 1, 2017

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Foresters Life Insurance and Annuity Company through First Investors Life Separate Account E (“Separate Account E” or the “Separate Account”), which may be obtained at no cost by writing to Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, NJ 08837, by telephoning (800) 832-7783, or by visiting our website at www.foresters.com. Separate Account E currently funds two individual variable life insurance policies: Variable Universal Life, a flexible premium adjustable variable life insurance policy (“VUL”) with a prospectus dated May 1, 2017 and Single Premium Variable Life Insurance Policy, a modified single premium variable life insurance policy (“SPVL”) with a prospectus dated May 1, 2017.

Unless otherwise noted, the terms used in this SAI have the same meanings as in the prospectuses.

GENERAL DESCRIPTION
Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company, 40 Wall Street, New York, New York 10005 (“FLIAC”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  Foresters Financial Holding Company, Inc.  (“FFHC”), a holding company, owns all of the voting common stock of Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of FLIAC, Foresters Financial Services, Inc. (“FFS” or “Underwriter”) and Foresters Investor Services, Inc. (“FIS”), the transfer agent for First Investors Life Series Funds (“Life Series Funds”).  The Independent Order of Foresters (“Foresters”) controls FFHC and, therefore, the Adviser and FLIAC.  Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of FLIAC.
Name	FLIAC Office	Principal Occupation for Last Five Years
Carol Lerner Brown	Secretary
Assistant Secretary FFS since 1989; Secretary FLIAC and FIMCO since 1989; Secretary FFHC 1989-2011, Assistant Secretary FFHC since 2011; Secretary FIS since 1989; and Secretary Foresters Advisory Services, LLC since 2012.

Craig D. Cloyed	Director	Director FLIAC and FFHC since 2012; President and Director Calvert Investment Distributors, Inc. from 1998 to March 2012.
William H. Drinkwater	Senior Vice President and Chief Actuary	Senior Vice President and Chief Actuary FLIAC since 2003.
Lawrence M. Falcon	Senior Vice President and Comptroller	Senior Vice President and Comptroller FLIAC since 1990.
Diane Fox	Vice President, Insurance Operations	Vice President, Insurance Operations of FLIAC as of 2017.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer and Treasurer FLIAC, FFS, FIS and FFHC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer Foresters Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director Jefferson Wells International 2008-2009.

Anthony M. Garcia	Director and Chairman
President and Chief Executive Officer Foresters since 2014; Director Forester Life Limited since 2014; Director Forester Holdings (Europe) Limited since 2014; Director Forester Fund Management Limited  since 2014; Chairman and Director FFHC since 2014; Director FLIAC since 2014; Chairman of FLIAC since 2017; President Western & Southern Agency Group 2012-2014; and President and Chief Executive Officer TIAA-CREF Life Insurance Company 2009-2012.

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Steven Guterman	Director	Director FLIAC and FFHC since 2012; Chief Executive Officer Instant Labs Medical Diagnostics Corp. since 2010.
Jason Helbraun	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Mehul N. Kapadia	Chief Information Officer, Vice President , IT & Business Information	Chief Information Officer, Vice President , IT & Business Information of FLIAC as of 2017.
Martha E. Marcon	Director
Director Foresters Life Insurance Company since 2013; Director FLIAC and FFHC since 2011; Director Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.

Loretta McCarthy	Director	Director FLIAC and FFHC since 2012; Managing Director Golden Seeds, LLC since 2005.
Knut A. Olson	President and Director
President, North America Life and Annuity and FLIAC since January; Senior Vice President (most recent position) Thrivent Financial – various positions including VP & SVP 2002-Nov 2016; District Representative/AGA Lutheran Brotherhood 1990-2002.

Paul D. Reaburn	Director
Executive Vice President & Chief Financial Officer, The Independent Order of Foresters  Aug 2012 - Present;
Head of Life Practice, Dion, Durrell & Associates Jan 2011-Jul 2012; Chief Financial Officer/Chief Operating Officer, Aegon USA Oct 1997 – April 2009; Head of Actuarial (last position held), The Independent Order of Foresters  Aug 1979 – Oct 1997.

Jeremy W. Ragsdale	Vice President, Product Development & Pricing	Vice President, Product Development & Pricing of FLIAC as of 2017.
David Schimmel	Vice President	Vice President since 2011 and Assistant Vice President 2006-2011 of FLIAC.
John Shey	Assistant Vice President	Assistant Vice President FLIAC since 2006.

Separate Account Assets.  Separate Account E was established on September 30, 2004 under the provisions of the New York Insurance Law.  Separate Account E’s assets are segregated from the assets of FLIAC, and that portion of Separate Account E’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of FLIAC.  Separate Account E is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.
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SERVICES

Custodian.  FLIAC, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account E.  We maintain the records and accounts of Separate Account E.

Independent Registered Public Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account E and Foresters Life Insurance and Annuity Company.

Underwriter.  FLIAC and Separate Account E have entered into an Underwriting Agreement with FFS.  FFS, an affiliate of FLIAC and of the Adviser, has its principal business address  at 40 Wall Street, New York, New York 10005.  For the fiscal years ending December 31, 2014, 2015 and 2016, FFS received underwriting commissions of $ $891,166, $625,352 and $327,897, respectively, in connection with the distribution of SPVL in a continuous offering. Sale of VUL commenced in April 2014 and for the fiscal years ending December 31, 2014, December 31, 2015, and December 31, 2016, FFS received underwriting commissions of $990,473, $3,480,844 and $5,007,041, respectively, in connection with the distribution of VUL in a continuous offering.   FLIAC anticipates continuing to offer the Policies, but reserves the right to discontinue the offering. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.

Distribution of Policy.  The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of FFS or by other broker-dealers who have selling agreements with FFS.

We pay FFS a commission on policies sold. In regards to VUL, in the first policy year, we pay FFS a commission of 99% of premiums paid up to the target premium and 6% of premiums paid in excess of the target premium.  In policy years 2-10, we pay FFS a commission of 5% of premium payments.  We pay FFS a commission of 3% of premium payments thereafter. In regards to SPVL, we pay a commission on policies sold of 7.175% of premium payments. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  FFS is, in turn, responsible for paying FFS  representatives all commissions and other compensation that may be due to them for selling the policy. FFS representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

OTHER INFORMATION

Reports.  At least once each Policy year, we mail a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

State Regulation.  We are subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”).  We file an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.  Our books and accounts are subject to review by the Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any
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supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  We also are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

VALUATION INFORMATION

Value of a Unit.  For each Subaccount of Separate Account E, the value of a Unit of interest of that Subaccount initially was set arbitrarily at $10.00.  The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation Period for which the Unit Value is being calculated (see Appendix I, Example B).  The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value.  The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a) is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the "ex‑dividend" date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes charged by us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected by the investment results of the Subaccounts and the returns on any amounts they allocate to the Fixed Account.  The financial statements of FLIAC as contained herein should be considered only as bearing upon FLIAC's ability to meet its obligations to Policyowners under the, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.
5

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account E

Net Investment Factor =	A + B
C

Where:

A	=	The Net Asset Value of a Fund share as of the end of the current Valuation Period.
		Assume	=	$8.51000000
B	=	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period, less the per share amount of any taxes charged by us.
		Assume	=	$0
C	=	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
		Assume	=	$8.39000000

Then, the Net Investment Factor	=	8.51000000 + 0	=	$1.01430274
8.39000000

EXAMPLE B

Formula and Illustration for Determining
Unit Value of a Subaccount
of Separate Account E

Unit Value = A x B
Where:

A	=	The Unit Value for the immediately preceding Valuation
		Period.
		Assume	=	$1.46328760
B	=	The Net Investment Factor for the current Valuation Period.
		Assume	=	$1.01430274

Then, the Unit Value = $1.46328760 x 1.01430274			=	$1.484216622

6

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Financial Statements
December 31, 2016
(With Report of Independent Registered Public Accounting Firm Thereon)

7

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E

Report of Independent Registered Public Accounting Firm
The Board of Directors of Foresters Life Insurance and Annuity Company
and Contract Owners of First Investors Life Separate Account E:

We have audited the accompanying statement of assets and liabilities of each of the individual sub-accounts disclosed in Note 1 which comprise First Investors Life Separate Account E (collectively “Separate Account E”), as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of Separate Account E’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agent of the mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual sub-accounts which comprise Separate Account E as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

April 13, 2017

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Assets and Liabilities
 December 31, 2016

	Government Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government
Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$645,888	$7,254,022	$20,052,178	$9,212,117	$5,736,075	$6,303,400	$2,687,626
Liabilities:
Payable to Foresters Life Insurance and Annuity Company	—	—	—	—	—	—	—
Net assets	645,888	7,254,022	20,052,178	9,212,117	5,736,075	6,303,400	2,687,626
Net assets represented by contracts in accumulation period	$645,888	$7,254,022	$20,052,178	$9,212,117	$5,736,075	$6,303,400	$2,687,626

(Continued)

2

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Assets and Liabilities
 December 31, 2016

	Investment Grade	Limited Duration High Quality Bond	Opportunity	Real Estate	Total Return	Balanced Income	Covered Call Strategy	Equity Income
Assets:
Investments at net asset value (note 3):
First Investors Life Series Fund	$5,355,535	$406,123	$7,870,441	$671,535	$5,827,132	$425,544	$418,925	$8,656,343

Liabilities:
Payable to Foresters Life Insurance and Annuity Company	—	—	—	—	—	—	—	—
Net assets	5,355,535	406,123	7,870,441	671,535	5,827,132	425,544	418,925	8,656,343
Net assets represented by contracts in accumulation period	$5,355,535	$406,123	$7,870,441	$671,535	$5,827,132	$425,544	$418,925	$8,656,343

See accompanying notes to financial statements

3

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Operations
 Year ended December 31, 2016

	Government Cash Management	Fund for Income	Growth and Income	Special Situations	International	Select Growth	Government
Investment income:
Income:
Dividends	$—	$370,560	$258,746	$42,434	$66,545	$33,079	$57,479
Expenses:
Mortality and expense risks (note 5)	11,650	114,487	311,092	132,458	93,564	92,421	47,077
Administrative charges (note 5)	24,111	18,885	98,715	63,677	29,177	44,077	5,267
Total expenses	35,761	133,372	409,807	196,135	122,741	136,498	52,344
Net investment income (loss)	(35,761)	237,188	(151,061)	(153,701)	(56,196)	(103,419)	5,135

Realized gain on investments:
Realized gain distributions	—	—	880,546	524,081	—	366,884	—
Realized gain (loss) on investments	—	(34,450)	159,997	16,250	13,012	27,428	(6,284)
Realized gains (losses)	—	(34,450)	1,040,543	540,331	13,012	394,312	(6,284)

Change in unrealized appreciation (depreciation) on investments	—	389,944	544,463	744,440	(319,851)	(157,719)	(38,135)
Net increase (decrease) in net assets resulting from operations	$(35,761)	$592,682	$1,433,945	$1,131,070	$(363,035)	$133,174	$(39,284)

(Continued)

4

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Operations
 Year ended December 31, 2016

	Investment Grade	Limited Duration High Quality Bond	Opportunity	Real Estate	Total Return	Balanced Income	Covered Call Strategy	Equity Income
Investment income:
Income:
Dividends	$214,413	$2,460	$25,032	$1,126	$73,623	$—	$—	$154,625
Expenses:
Mortality and expense risks (note 5)	92,265	4,621	92,507	5,092	85,999	4,425	1,554	134,254
Administrative charges (note 5)	13,132	2,338	119,409	8,634	36,824	1,734	1,900	26,962

Total expenses	105,397	6,959	211,916	13,726	122,823	6,159	3,454	161,216

Net investment income (loss)	109,016	(4,499)	(186,884)	(12,600)	(49,200)	(6,159)	(3,454)	(6,591)

Realized gain on investments:
Realized gain distributions	—	—	—	1,013	—	—	—	268,197
Realized gain (loss) on investments	(4,962)	(89)	8,197	(143)	11,081	238	79	67,520

Realized gains (losses)	(4,962)	(89)	8,197	870	11,081	238	79	335,717

Change in unrealized appreciation (depreciation) on investments	28,005	(1,843)	585,829	3,611	275,220	13,762	6,818	530,605

Net increase (decrease) in net assets resulting from operations	$132,059	$(6,431)	$407,142	$(8,119)	$237,101	$7,841	$3,443	$859,731
See accompanying notes to financial statements

5

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
Years ended December 31, 2016 and 2015

	Government Cash Management		Fund for Income		Growth and Income		Special Situations
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(35,761)	$(37,995)	$237,188	$206,682	$(151,061)	$(152,920)	$(153,701)	$(105,155)
Realized gain distributions	—	—	—	—	880,546	912,998	524,081	301,989
Realized gain (loss) on investments	—	—	(34,450)	(8,182)	159,997	126,939	16,250	20,673
Change in unrealized appreciation (depreciation) on investments	—	—	389,944	(455,061)	544,463	(1,799,574)	744,440	(422,754)

Net increase (decrease) in net assets resulting from operations	(35,761)	(37,995)	592,682	(256,561)	1,433,945	(912,557)	1,131,070	(205,247)

From contract transactions:
Net insurance premiums from contract owners	(537,687)	24,483	668,553	1,119,149	2,256,354	2,445,714	1,348,593	1,266,676
Transfers between sub-accounts	(3,724)	194,323	(157,972)	74,539	(390,203)	125,797	(258,450)	(51,968)
Cost of insurance (note 5)	(23,662)	(22,295)	(88,549)	(74,344)	(276,318)	(233,385)	(121,378)	(88,290)
Transfers for contract benefits and terminations	(1,809)	(17,111)	(271,423)	(154,877)	(881,069)	(551,309)	(399,400)	(135,611)

Increase (decrease) in net assets derived from contract transactions	(566,882)	179,400	150,609	964,467	708,764	1,786,817	569,365	990,807

Net increase (decrease) in net assets	(602,643)	141,405	743,291	707,906	2,142,709	874,260	1,700,435	785,560

Net assets:
Beginning of year	1,248,531	1,107,126	6,510,731	5,802,825	17,909,469	17,035,209	7,511,682	6,726,122
End of year	$645,888	$1,248,531	$7,254,022	$6,510,731	$20,052,178	$17,909,469	$9,212,117	$7,511,682

(Continued)
6

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
 Years ended December 31, 2016 and 2015

	International		Select Growth		Government		Investment Grade
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(56,196)	$(46,166)	$(103,419)	$(81,535)	$5,135	$10,097	$109,016	$111,389
Realized gain distributions	—	—	366,884	239,534	—	—	—	—
Realized gain (loss) on investments	13,012	25,378	27,428	36,422	(6,284)	(4,612)	(4,962)	(1,350)
Change in unrealized appreciation depreciation) on investments	(319,851)	93,695	(157,719)	(158,825)	(38,135)	(52,815)	28,005	(224,092)
Net increase (decrease) in net assets resulting from operations	(363,035)	72,907	133,174	35,596	(39,284)	(47,330)	132,059	(114,053)

From contract transactions:
Net insurance premiums from contract owners	749,552	753,465	1,207,433	878,115	133,728	245,272	434,812	529,521
Transfers between sub-accounts	206,013	(39,441)	118,837	(32,666)	41,739	8,104	(14,884)	(6,825)
Cost of insurance (note 5)	(79,133)	(61,761)	(84,222)	(57,350)	(39,134)	(36,041)	(73,949)	(60,662)
Transfers for contract benefits and terminations	(130,647)	(181,559)	(147,044)	(85,143)	(109,380)	(40,106)	(219,125)	(33,546)

Increase (decrease) in net assets derived from contract transactions	745,785	470,704	1,095,004	702,956	26,953	177,229	126,854	428,488
Net increase (decrease) in net assets	382,750	543,611	1,228,178	738,552	(12,331)	129,899	258,913	314,435

Net assets:
Beginning of year	5,353,325	4,809,714	5,075,222	4,336,670	2,699,957	2,570,058	5,096,622	4,782,187
End of year	$5,736,075	$5,333,325	$6,303,400	$5,055,222	$2,687,626	$2,699,957	$5,355,535	$5,096,622
(Continued)
7

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
 Years ended December 31, 2016 and 2015

	Limited Duration
	High Quality Bond		Opportunity		Real Estate		Total Return
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(4,499)	$(3,567)	$(186,884)	$(114,540)	$(12,600)	$(1,120)	$(49,200)	$(50,946)
Realized gain distributions	—	—	—	—	1,013	—	—	—
Realized gain (loss) on investments	(89)	(37)	8,197	3,675	(143)	13	11,081	2,886
Change in unrealized appreciation (depreciation) on investments	(1,843)	(1,231)	585,829	(99,745)	3,611	3,091	275,220	(124,700)
Net increase (decrease) in net assets resulting from operations	(6,431)	(4,835)	407,142	(210,610)	(8,119)	1,984	237,101	(172,760)

From contract transactions:
Net insurance premiums from contract owners	124,406	172,682	2,400,323	2,145,506	384,152	99,505	1,096,654	1,798,083
Transfers between sub-accounts	38,891	34,664	69,678	37,416	171,511	35,785	(98,222)	72,693
Cost of insurance (note 5)	(6,139)	(2,416)	(125,655)	(67,550)	(10,484)	(894)	(78,924)	(52,108)
Transfers for contract benefits and terminations	(3,559)	—	(111,364)	(68,118)	(1,921)	16	(175,312)	(67,790)
Increase (decrease) in net assets derived from contract transactions	153,599	204,930	2,232,982	2,047,254	543,258	134,412	744,196	1,750,878
Net increase (decrease) in net assets	147,168	200,095	2,640,124	1,836,644	535,139	136,396	981,297	1,578,118

Net assets:
Beginning of year	258,955	58,860	5,230,317	3,393,673	136,396	—	4,845,835	3,267,717
End of year	$406,123	$258,955	$7,800,441	$5,230,317	$671,535	$136,396	$5,877,132	$4,845,835

8

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
 Years ended December 31, 2016 and 2015

	Balanced Income		Covered Call Strategy		Equity Income		Target Maturity 2015
	2016	2015	2016	2015	2016	2015	2016	2015
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(6,159)	$(45)	$(3,454)	$—	$(6,591)	$(20,558)	$—	$33,474
Realized gain distributions	—	—	—	—	268,197	253,797	—	6,392
Realized gain (loss) on investments	238	—	79	—	67,520	45,078	—	(91,966)
Change in unrealized appreciation (depreciation) on investments	13,762	(359)	6,818	—	530,605	(497,367)	—	42,185
Net increase (decrease) in net assets resulting from operations	7,841	(404)	3,443	—	859,731	(219,050)	—	(9,915)

From contract transactions:
Net insurance premiums from contract owners	217,116	63,361	146,174	—	1,006,453	918,328	—	3,125
Transfers between sub-accounts	113,469	28,392	271,580	—	(229,460)	(27,345)	—	(486,146)
Cost of insurance (note 5)	(3,935)	(20)	(2,369)	—	(113,008)	(94,618)	—	(6,992)
Transfers for contract benefits and terminations	(277)	1	97	—	(382,632)	(179,808)	—	(12,096)
Increase (decrease) in net assets derived from contract transactions	326,373	91,734	415,482	—	281,353	616,557	—	(502,109)
Net increase (decrease) in net assets	334,214	91,330	418,925	—	1,141,084	397,507	—	(512,024)

Net assets:
Beginning of year	91,330	—	—	—	7,515,259	7,117,752	—	512,024
End of year	$425,544	$91,330	$418,925-	$—	$8,656,343	$7,555,259	$—	$—

See accompanying notes to financial statements

9

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2016
(1)	Organization
First Investors Life Separate Account E (Separate Account E), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by Foresters Life Insurance and Annuity Company (FLIAC) and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account E have been used to purchase shares of First Investors Life Series Funds (the Funds), an open‑end diversified management investment company registered under the 1940 Act. The contract holder directs the deposits into the sub‑accounts that comprise Separate Account E and bears the investment risk if the sub‑accounts do not meet their stated investment objectives. The sub‑accounts invest in the following underlying fund portfolios: Government Cash Management, Fund for Income, Growth and Income, Special Situations, International, Select Growth, Government, Investment Grade, Limited Duration High Quality Bond, Opportunity, Real Estate, Total Return, Balanced Income, Covered Call Strategy, and Equity Income.  Target Maturity 2015 was closed on December 15, 2015.  Effective October 03, 2016, the Cash Management Fund was renamed the Government Cash Management Fund.
The Real Estate Fund and the Balanced Income Fund were launched on May 1, 2015 and November 2, 2015, respectively.  The Covered Call Strategy Fund was launched on May 2, 2016.
FLIAC offers a modified single premium variable life product (SPVL) and a variable universal life product (VUL) through Separate Account E.
(2)	Significant Accounting Practices
(a)	Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
(b)	Fair Value Measurements
Investments are valued using Level 1 inputs, as defined within the fair value hierarchy established by the Financial Accounting Standards Board (FASB).
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market

10	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2016
participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the FASB.  The three levels of inputs are described below:
Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account E has the ability to access.
Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account E’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.
The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
(c)	Subsequent Events
Management has evaluated events subsequent to the balance sheet date through April 13, 2017, the date that the financial statements were available for issuance.
(d)	Investments
Shares of the Funds held by each of the sub-accounts of Separate Account E are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.   Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.
(e)	Investment Income
Investment income consists of dividends declared by the Funds and is recognized on the ex‑dividend date.  Realized gains and losses are recorded on a trade date basis.  Reinvested realized gain distributions are recorded when received.  Average cost is used as the basis of investments held and sold.  The
11	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2016
change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.
(f)	Federal Income Taxes
Separate Account E is not taxed separately because its operations are part of the total operations of FLIAC, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account E will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account E.
(3)	Investments
The fair value of investments in each of the sub-accounts of the Separate Account at December 31, 2016 was determined by management using quoted market prices which, is equal to the net asset value of the underlying investments in life series funds.  Management determined that these investments are valued using Level 1 inputs since there is no restriction in the redemption of these investments and sufficient transaction volume exists.  In addition, there were no transfers between the different Levels established in the FASB’s fair value hierarchy during the year ended December 31, 2016.
Investments consist of the following at December 31, 2016:
	Shares	Net asset value	Fair value	Cost
First Investors Life Series Fund:
Government Cash Management	645,888	$1.00	$645,888	$645,888
Fund for Income	1,140,294	$6.36	$7,254,022	$7,385,421
Growth and Income	453,874	$44.18	$20,052,178	$16,248,695
Special Situations	265,919	$34.64	$9,212,117	$8,271,850
International	283,682	$20.22	$5,736,075	$5,486,057
Select Growth	471,450	$13.37	$6,303,400	$5,215,071
Government	280,959	$9.57	$2,687,626	$2,836,167
Investment Grade	499,125	$10.73	$5,355,535	$5,429,879
Limited Duration High Quality Bond	42,045	$9.66	$406,123	$409,767
Opportunity	495,936	$15.87	$7,870,441	$7,094,460
Real Estate	62,882	$10.68	$671,535	$664,833
Total Return	463,054	$12.58	$5,827,133	$5,489,209
Balanced Income	40,561	$10.49	$425,544	$412,141
Covered Call Strategy	39,798	$10.53	$418,925	$412,106
Equity Income	405,246	$21.36	$8,656,343	$7,022,704

12	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2016
The cost of purchases and proceeds from sale of investments for the year ended December 31, 2016 were as follows:
	Purchases	Sales
Government Cash Management	$(537,687)	$64,956
Fund for Income	$1,039,113	$651,315
Growth and Income	$3,395,646	$1,957,399
Special Situations	$1,915,109	$975,364
International	$1,022,109	$332,520
Select Growth	$1,726,233	$367,764
Government	$232,947	$200,859
Investment Grade	$649,225	$413,356
Limited Duration High Quality Bond	$165,756	$16,657
Opportunity	$2,495,033	$448,935
Real Estate	$557,801	$26,130
Total Return	$1,170,277	$475,281
Balanced Income	$330,585	$10,371
Covered Call Strategy	$417,753	$5,726
Equity Income	$1,429,275	$886,315
(4)	Changes in Units
The changes in units outstanding for the years ended December 31, 2016 and 2015 were as follows:

	2016			2015
			Net			Net
	Units	Units	increase	Units	Units	increase
	issued	redeemed	(decrease)	issued	redeemed	(decrease)

Government Cash Management	349,937	(403,442)	(53,505)	632,635	(620,080)	12,555
Fund for Income	32,177	(31,222)	955	63,297	(11,669)	51,628
Growth and Income	68,555	(50,674)	17,881	96,471	(25,882)	70,589
Special Situations	39,842	(20,875)	18,967	46,535	(10,150)	36,385
International	44,251	(8,126)	36,125	34,141	(12,904)	21,237
Select Growth	64,160	(8,975)	55,185	40,774	(7,277)	33,497
Government	11,861	(13,616)	(1,755)	18,451	(9,321)	9,130
Investment Grade	23,898	(22,369)	1,529	31,768	(10,614)	21,154
Limited Duration High Quality Bond	16,543	(1,618)	14,925	21,495	(813)	20,682
Opportunity	145,253	(6,987)	138,266	129,012	(2,923)	126,089
Real Estate	49,477	(826)	48,651	13,491	(59)	13,432
Total Return	75,868	(24,831)	51,037	142,077	(7,573)	134,504
Balanced Income	32,195	(921)	31,274	9,293	(5)	9,288
Covered Call Strategy	41,520	(1,722)	39,798	—	—	—
Equity Income	34,326	(27,048)	7,278	39,279	(14,193)	25,086
Target Maturity 2015	—	—	—	632	(35,765)	(35,133)

13	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2016
(5)	Separate Account Charge and Deductions
In consideration for its assumption of the mortality and expense risks connected with the SPVL and VUL contracts, FLIAC computes the charge at an effective annual rate of 1.75% and 0.50%, respectively, of the Subaccount Accumulation Value. This deduction is assessed through a reduction of units.
A monthly charge is made to Separate Account E for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.
Optional insurance riders available under VUL contracts carry an additional charge. With the exception of the Children’s Term Rider, this amount varies with the age and sex of the insured and is assessed through the redemption of units on each monthly deduction date following election of the rider. The Children’s Term Rider is $0.464 per $1,000 of coverage.
A monthly policy charge of $10 is deducted from the accumulation value of VUL contracts and is assessed through the redemption of units.
A face amount charge is also deducted monthly from the accumulation value of VUL contracts. This charge is calculated based upon each $1,000 of face amount and may vary with the age and sex of the insured. It is assessed through the redemption of units.
14	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2016
(6)	Financial Highlights Table
	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Government Cash
Management:
December 31:
2016	57,336	11.263	646	—	—	—
2015	110,841	11.263	1,249	—	—	—
2014	98,287	11.263	1,107	—	—	—
2013	94,363	11.263	1,063	—	—	—
2012	106,491	11.263	1,200	—	—	—
Fund for Income:
December 31:
2016	410,587	17.679	7,254	5.37	—	11.12
2015	409,633	15.909	6,511	5.15	—	(1.85)
2014	358,004	16.209	5,803	4.75	—	0.79
2013	272,352	16.082	4,376	5.05	—	6.88
2012	184,290	15.047	2,773	5.03	—	13.51
Growth and Income:
December 31:
2016	918,109	21.841	20,052	1.38	—	9.88
2015	900,228	19.877	17,909	1.13	—	(3.12)
2014	829,638	20.518	17,035	1.09	—	7.65
2013	737,152	19.061	14,060	1.48	—	38.06
2012	656,493	13.806	9,069	1.20	—	17.46
Special Situations:
December 31:
2016	351,438	26.213	9,212	0.52	—	16.10
2015	332,472	22.577	7,512	0.60	—	(0.52)
2014	296,087	22.696	6,726	0.45	—	6.30
2013	263,950	21.352	5,641	0.90	—	30.88
2012	242,449	16.314	3,958	0.49	—	10.01
International:
December 31:
2016	338,678	16.949	5,736	1.19	—	(4.20)
2015	302,552	17.692	5,353	1.06	—	3.49
2014	281,315	17.095	4,810	1.04	—	2.39
2013	237,549	16.696	3,967	1.20	—	6.77
2012	189,438	15.638	2,963	1.32	—	20.85
Select Growth:
December 31:
2016	338,641	18.626	6,303	0.58	—	4.04
2015	283,456	17.903	5,075	0.35	—	3.21
2014	249,960	17.346	4,337	0.32	—	13.53
2013	215,555	15.279	3,294	0.44	—	33.15
2012	185,750	11.475	2,132	0.04	—	13.30
Government:
December 31:
2016	190,854	14.103	2,688	2.11	—	0.48
2015	192,610	14.035	2,700	2.23	—	0.04
2014	183,480	14.029	2,570	2.50	—	3.14
2013	176,987	13.602	2,406	2.40	—	(2.47)
2012	139,576	13.947	1,943	2.37	—	1.95

15	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2016

	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Investment Grade:
December 31:
2016	325,173	16.497	5,356	4.03	—	4.65
2015	323,644	15.764	5,097	4.05	—	(0.35)
2014	302,489	15.819	4,782	4.08	—	5.85
2013	304,966	14.944	4,554	3.64	—	(0.80)
2012	241,820	15.065	3,639	3.45	—	11.23
Limited Duration High
Quality Bond: [5]
December 31:
2016	41,653	9.752	406	0.79	—	0.64
2015	26,727	9.690	259	—	—	(0.51)
2014	6,045	9.740	59	—	—	(2.60)
Opportunity: [5]
December 31:
2016	492,345	15.986	7,870	0.38	—	8.26
2015	354,078	14.767	5,230	0.17	—	(0.81)
2014	227,989	14.887	3,394	—	—	5.73
2013	93,125	14.080	1,311	—	—	39.96
2012	—	10.060	—	—	—	0.60
Real Estate: [5]
December 31:
2016	62,083	10.817	672	0.30	—	6.57
2015	13,432	10.150	136	—	—	1.50
Total Return: [5]
December 31:
2016	451,029	12.916	5,827	1.36	—	6.62
2015	399,992	12.114	4,846	0.87	—	(1.61)
2014	265,487	12.313	3,268	0.08	—	5.96
2013	117,027	11.620	1,359	—	—	17.02
2012	—	9.930	—	—	—	(0.70)
Balanced Income: [5]
December 31:
2016	40,561	10.490	426	—	—	6.71
2015	9,287	9.830	91	—	—	(1.70)
Covered Call Strategy: [5]
December 31:
2016	39,798	10.530	419	—	—	5.30
Equity Income:
December 31:
2016	407,316	21.253	8,656	1.93	—	13.28
2015	400,037	18.762	7,515	1.63	—	(1.03)
2014	374,951	18.957	7,118	1.58	—	8.25
2013	334,293	17.512	5,864	1.92	—	30.53
2012	287,034	13.416	3,854	1.64	—	11.20
Target Maturity 2015: [5]
December 31:
2015	—	—	—	9.45	—	(0.41)
2014	35,132	14.576	512	4.76	—	0.02
2013	34,477	14.573	503	4.12	—	(0.19)
2012	34,667	14.601	506	4.00	—	0.84

16	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2016
1.	These units include units held for certain direct charges to contract owner accounts through the redemption of units.
2.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub‑account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as the separate account charge, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub‑account is affected by the timing of the declaration of dividends by the underlying fund in which the sub‑account invests.

3.
These amounts represent the annualized contract expenses of the separate account for the periods indicated. There are no expenses that result in a direct reduction in unit value. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

5.
The Total Return Fund and the Opportunity Fund were launched on December 17, 2012.  There were no transactions in the Total Return Fund and Opportunity Fund sub-accounts in 2012. The Limited Duration High Quality Bond Fund was launched on July 1, 2014. The total return for the Limited Duration High Quality Bond Fund for 2014 was calculated for the period July 1, 2014 to December 31, 2014.  The Real Estate Fund and the Balanced Income Fund were launched on May 1, 2015 and November 2, 2015, respectively.  The total return for the Real Estate Fund and the Balanced Income Fund for 2015 were calculated for the period May 1, 2015 to December 31, 2015 and November 2, 2015 to December 31, 2015, respectively.  The Target Maturity 2015 Fund was closed on December 15, 2015.  The total return for the Target Maturity 2015 Fund for 2015 was calculated for the period January 1, 2015 to December 14, 2015.  The Covered Call Strategy Fund was launched on May 2, 2016. The total return for the Covered Call Strategy Fund was calculated for the period May 2, 2016 to December 31, 2016.

17

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Statutory Financial Statements
December 31, 2016, 2015 and 2014
(With Independent Auditors’ Report)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Independent Auditors’ Report

The Board of Directors
Foresters Life Insurance and Annuity Company:
Report on the Financial Statements
We have audited the accompanying financial statements of Foresters Life Insurance and Annuity Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2016 and 2015, and the related statutory statements of income, changes in capital and surplus, and cash flows for each of the years in the three-year period ended December 31, 2016, and the related notes to the statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to the financial statements, the financial statements are prepared by Foresters Life Insurance and Annuity Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Foresters Life Insurance and Annuity Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2016.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of Foresters Life Insurance and Annuity Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2016, in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the Supplemental Schedule Summary of Investments - Other than Investments in Related Parties, Supplemental Insurance Information schedule, and Supplemental Schedule – Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X Rule 7-05 of the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

April 13, 2017

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

DECEMBER 31, 2016 AND 2015

(in US dollars)

	2016	2015
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2016 - $689,123,846; 2015 - $570,705,170)	$677,749,352	$568,954,040
Cash and cash equivalents	40,822,681	20,677,629
Receivable for securities	17,828	-
Policy loans	97,977,219	94,999,128

Total Cash and Invested Assets	816,567,080	684,630,797

Deferred and uncollected premiums	4,590,736	4,187,256
Accrued investment income	11,380,338	10,202,452
Admitted deferred tax assets	4,564,000	4,587,000
Current income tax recoverable	2,076,793	1,856,599
Other assets	740,497	240,117

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	839,919,444	705,704,221

Separate account assets	1,302,277,133	1,227,229,612

TOTAL ADMITTED ASSETS	$2,142,196,577	$1,932,933,833

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$295,776,716	$279,144,008
Annuity reserves	486,001,410	363,530,255
Claims and other contract liabilities	12,452,003	12,451,745
Interest Maintenance Reserve	-	623,050
Asset Valuation Reserve	4,298,814	3,260,126
Accounts payable and accrued liabilities	4,032,619	6,168,530
Net transfers due from separate accounts	(22,762,371)	(19,791,266)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	779,799,191	645,386,448

Separate account liabilities	1,302,277,133	1,227,229,612

TOTAL LIABILITIES	2,082,076,324	1,872,616,060

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	51,085,911	51,283,431

TOTAL CAPITAL AND SURPLUS	60,120,253	60,317,773

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$2,142,196,577	$1,932,933,833

See accompanying notes to statutory financial statements.
3

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, 2016, 2015, AND 2014

(in US dollars)

	2016	2015	2014
REVENUES
Premiums and annuity considerations	$217,667,362	$203,651,518	$240,357,138
Investment income	30,775,191	26,080,800	21,444,609
Amortization of interest maintenance reserve	766,483	896,253	701,720
Income from fees associated with investment management, administration & contract guarantees from separate accounts	11,377,482	11,246,893	10,414,793
Other income	195,378	305,019	251,986

TOTAL REVENUES	260,781,896	242,180,483	273,170,246

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	97,270,717	90,814,340	88,303,446
Increase in life and annuity reserves	139,103,864	115,165,490	122,576,132
Net transfers (from) to separate accounts	(22,458,372)	(10,023,360)	15,699,932
Commissions and expense allowances	18,335,371	17,212,803	17,914,864
Operating expenses	18,215,839	16,756,320	16,417,472

TOTAL BENEFITS AND EXPENSES	250,467,419	229,925,593	260,911,846

Net gain from operations before dividends to policyholders and federal income taxes	10,314,477	12,254,890	12,258,400
Dividends to policyholders	918,979	908,006	767,347

Net gain from operations before federal income taxes	9,395,498	11,346,884	11,491,053
Federal income tax	2,347,862	3,025,854	3,515,512

NET GAIN FROM OPERATIONS	7,047,636	8,321,030	7,975,541
Net realized capital gains, net of transfers to IMR and net of taxes	10	-	-

NET INCOME	$7,047,646	$8,321,030	$7,975,541

See accompanying notes to statutory financial statements.
4

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

YEARS ENDED DECEMBER 31, 2016, 2015, AND 2014

(in US dollars)

	2016	2015	2014

BALANCE AT BEGINNING OF YEAR	$60,317,773	$58,699,524	$51,813,751
Net income	7,047,646	8,321,030	7,975,541
Change in Asset Valuation Reserve	(1,038,688)	(735,695)	(509,446)
Change in non-admitted assets	(2,086,204)	(2,066,268)	(1,933,563)
Change in net deferred income taxes	979,726	999,182	1,353,241
Dividends to stockholders	(5,100,000)	(4,900,000)	-

BALANCE AT END OF YEAR	$60,120,253	$60,317,773	$58,699,524

See accompanying notes to statutory financial statements.
5

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, 2016, 2015 and 2014

(in US dollars)

	2016	2015	2014

Cash flows from operating activities:
Premiums and other insurance amounts received	$216,448,478	$203,010,632	$239,760,539
Investment income received	34,957,449	29,781,905	24,641,642
Other receipts	11,572,860	11,551,912	10,666,779
Benefits and contract liabilities paid	(98,118,520)	(90,047,847)	(89,089,919)
Commissions and general expenses paid	(35,587,113)	(33,743,875)	(34,143,611)
Net transfers to separate accounts	19,487,267	7,542,621	(20,314,977)
Dividends paid to policyholders	(902,898)	(775,973)	(928,817)
Federal income taxes paid	(2,600,000)	(4,100,000)	(3,550,000)
Net cash provided by operating activities	145,257,523	123,219,375	127,041,636
Cash flows from investing activities:
Proceeds from maturities and sale of investment securities	68,186,117	48,438,807	48,561,324
Purchase of investments securities	(183,984,526)	(171,538,216)	(156,196,871)
Purchase of furniture, equipment and other assets	(41,513)	(88,464)	(152,761)
Net increase in policy loans	(2,978,091)	(5,864,260)	(7,000,858)
Net cash used for investing activities	(118,818,013)	(129,052,133)	(114,789,166)
Cash flows from financing activities and miscellaneous sources:
Net deposits on deposit-type contracts	99,810	408,415	227,821
Dividends paid	(5,100,000)	(4,900,000)	-
Other cash received (applied)	(1,294,268)	159,792	(488,779)
Net cash used for financing activities	(6,294,458)	(4,331,793)	(260,958)

Net (decrease) increase in cash and short term investments:	20,145,052	(10,164,551)	11,991,512
Cash and short term investments:
Beginning of year	20,677,629	30,842,180	18,850,668
End of year	$40,822,681	$20,677,629	$30,842,180

See accompanying notes to statutory financial statements.
6

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

(1)	Nature of Operations
Foresters Life Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.  In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940.  The principal affiliates of the Company are: Foresters Financial Services, Inc. (“Broker‑Dealer”), Foresters Investment Management Company, Inc. (“Mutual Fund Management Company”), Foresters Investor Services, Inc. (“Transfer Agent”), and Foresters Advisory Services, LLC.  FFHC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”).
(2)	Basis of Presentation
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual, version effective January 1, 2001.
This basis of presentation differs from U.S. generally accepted accounting principles (“GAAP”) in that:
(a)
Life insurance policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2.50% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The fixed deferred annuity is valued using CARVM at 3.75% – 5% and variable annuities are valued using VACARVM at 4% to 5.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b)	certain expenditures, principally for furniture and equipment and agents’ debit balances, are not admissible and are therefore charged to surplus rather than recognized as assets;
7	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)	income tax effects of temporary differences are provided to the extent that the temporary differences will be realized within three years (admitted deferred tax assets) and are recognized in surplus;
(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities;
(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available‑for‑sale for GAAP are recorded at amortized cost rather than estimated fair value; and
(h)
The statutory statements of cash flows do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.
The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
(3)	Other Significant Accounting Practices
(a)	Cash and Short-term Investments
Cash and cash equivalents include short-term investments with original maturities of one year or less. The carrying amounts for cash and short-term investments approximate their fair values.  Short-term investments are carried at amortized cost.
(b)	Bonds
Bonds are reported at amortized cost.  Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that
8	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.
The fair values for bonds presented in the Statements of Admitted Assets, Liabilities and Capital and Surplus is based on quoted market prices, where available, or is estimated using values from independent pricing services.
(c)	Fair Value Measurements
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”).  Financial assets and liabilities carried at fair value are classified and disclosed in one of the following three categories:
•	Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.
•
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.  These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

•
Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

9	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

(d)	Impairment of Invested Assets
Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities.  Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.
Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.  In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.
The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above.  Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.
(e)	Leasehold Improvements and Equipment
Leasehold improvements and equipment are recorded as cost.  These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.
Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.
Depreciation of equipment of $102,961, $89,679, and $88,631 was included in net income for 2016, 2015 and 2014, respectively.  Depreciation of leasehold
10	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

improvements of $2,247, $1,872, and $0 was included in net income for 2016, 2015 and 2014, respectively.
(f)	Policy loans
The carrying amounts for policy loans approximate their fair values.
(g)	Interest Maintenance Reserve
The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR is included in other liabilities or if negative, is nonadmitted.
(h)	Asset Valuation Reserve
The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses.  Investments are assigned a NAIC rating which is used in the AVR computation.
(i)	Recognition of Revenue and Related Expenses
Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.
(j)	Annuities
Annuity considerations are recognized as revenue when received. The carrying value and fair value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.
(k)	Policyholder Dividends
The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory surplus to be retained by the Company.
11	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

(l)	Business Risks and Uncertainties
The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.
Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 34% and 44% in 2016 and 2015, respectively, of the Company’s total premiums and annuity considerations received.  The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.
(m)	Separate Accounts
Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.
(n)	Income Taxes
The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly-owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.
The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in
12	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

income in the same period.  A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized.  The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.
Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits.  The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date.  If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements.  Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.

(4)	Investments
Investment income for the years indicated consists of the following:
	2016	2015	2014
Interest on fixed maturities	$26,008,677	$21,498,422	$17,004,233
Interest on short term investments	47,676	8,289	9,472
Interest on policy loans	5,857,123	5,673,511	5,288,546
Total investment income	31,913,476	27,180,222	22,302,251
Investment expense	1,138,285	1,099,422	857,642
Net investment income	$30,775,191	$26,080,800	$21,444,609

No accrued investment income was excluded as nonadmitted.
13	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2016, and 2015 are as follows:
		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2016:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$7,436,107	$395,042	$6,073	$7,825,076
Debt securities issued by
states of the U.S.	175,355,672	3,992,943	2,926,991	176,421,624
Corporate debt securities	494,957,573	12,955,668	3,036,095	504,877,146
	$677,749,352	$17,343,653	$5,969,159	$689,123,846

		Gross	Gross	Estimated
	Amortized	unrealized	unrealized	fair
	cost	gains	losses	value
December 31, 2015:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$12,464,982	$552,543	$6,610	$13,010,915
Debt securities issued by
states of the U.S.	105,411,598	3,196,640	705,919	107,902,319
Corporate debt securities	451,077,460	9,567,889	10,853,413	449,791,936
	$568,954,040	$13,317,072	$11,565,942	$570,705,170

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:

	December 31, 2016		December 31, 2015
	Fair	Unrealized	Fair	Unrealized
	Value	Loss	Value	Loss

Less than 12 months	$157,713,750	$5,008,306	$165,771,998	$6,882,197
12 months or more	37,463,535	960,853	37,246,098	4,683,745
	$195,177,285	$5,969,159	$203,018,096	$11,565,942
Management considers the decline in fair values of the above securities to be interest related.  Management intends to hold these securities until recovery or
14	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

contractual maturity and therefore, no other-than-temporary impairment has been recognized.
The amortized cost and estimated fair value of bonds at December 31, 2016, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
		Estimated
	Amortized	fair
	cost	value

Due in one year or less	$27,043,128	$27,830,837
Due after one year through five years	231,588,783	238,038,728
Due after five years through ten years	226,290,677	228,154,454
Due after ten years	192,826,764	195,099,827
	$677,749,352	$689,123,846
Proceeds from sales of investments in bonds were $68,104,692, $48,439,000, and $43,388,213 in 2016, 2015 and 2014, respectively. Gross gains of $895,224 and gross losses of $801,262 were realized on those sales in 2016.  Gross gains of $880,023 and gross losses of $961,049 were realized on those sales in 2015. Gross gains of $1,350,724 and gross losses of $121,744 were realized on those sales in 2014.  Realized gains (losses) transferred to the IMR were $62,008 in 2016, ($53,604) in 2015, and $810,662 in 2014.
(5)	Fair Value of Financial Instruments
The carrying amounts for the Company’s liabilities under investment – type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year.
The following table presents the fair value of all financial assets, classified by the fair value hierarchy:
15	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

	Level 1	Level 2	Level 3	Total fair value	Total carrying value
December 31, 2016
Bonds	$-	$689,123,846	$-	$689,123,846	$677,749,352
Cash, cash equivalents and short-term securities	40,822,681	-	-	40,822,681	40,822,681
Separate account assets	1,302,277,133	-	-	1,302,277,133	1,302,277,133
	$1,343,099,814	$689,123,846	$-	$2,032,223,660	$2,020,849,166

December 31, 2015
Bonds	$-	$570,705,170	$-	$570,705,170	$568,954,040
Cash, cash equivalents and short-term securities	20,677,629	-	-	20,677,629	20,677,629
Separate account assets	1,227,229,612	-	-	1,227,229,612	1,227,229,612
	$1,247,907,241	$570,705,170	$-	$1,818,612,411	$1,816,861,281

Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2016 and 2015.
(6)	Retirement Plans
The Company participates in a qualified, noncontributory profit sharing plan sponsored by FFHC, for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. Foresters Financial Holding Company, Inc. allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2016, 2015 and 2014, the Company charged operations $73,765, $98,177, and $89,908, respectively, for its portion of the contribution.
In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. For the years ended December 31, 2016, 2015 and 2014, contributions to this plan were $19,612, $18,734, and $17,329, respectively.
(7)	Reinsurance
The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet.
Information with respect to reinsurance ceded by the Company is as follows:
16	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

	2016	2015	2014
Direct life insurance premiums	$68,913,066	$70,531,837	$70,904,483
Life insurance premiums ceded	6,211,032	6,657,593	5,893,148
Net life insurance premiums	$62,702,034	$63,874,244	$65,011,335

Life insurance reserves ceded	$19,566,561	$19,512,024	$19,073,213

Direct accident and health premiums	$2,208	$2,921	$3,592
Ceded accident and health premiums	-	-	-
Net accident and health premiums	$2,208	$2,921	$3,592
The Company’s maximum retention on any one life is $250,000. The Company had reinsured 56.0% and 55.0% of its net life insurance in force at December 31, 2016 and 2015, respectively.  The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies.  During 2016, 2015 and 2014, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted.  None of the credit ratings of the Company’s reinsurers were downgraded during 2016, 2015 and 2014.
(8)	Contingent Liabilities
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.
(9)	Related Party Transactions
The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2016, 2015 and 2014, the Company paid approximately $3,331,014, $3,006,520, and
17	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

$2,648,231, respectively, for these services. In addition, the Company paid an affiliate $20,612,341, $18,643,852, and $18,965,976 during 2016, 2015 and 2014, respectively for commissions relating to the sale of its products.
(10)	Capital and Surplus
(a)	Participating business represented 1.2% of individual life insurance in force at December 31, 2016 and 2015.
The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.
(b)
The maximum amount of dividends which can be paid by New York State insurance companies to shareholders is subject to restrictions relating to statutory unassigned surplus. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $51,085,911 and $51,283,431 at December 31, 2016 and 2015, respectively, and was earned partly by the participating account and partly by the nonparticipating account.  Distributions are limited to prescribed percentages of policyholders’ surplus as of the beginning of the current year and, in some instances, require pre-approval by the NYDFS.

During 2016 and 2015 the Company paid ordinary dividends of $5,100,000 and $4,900,000, respectively.
(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2016 and 2015.

18	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

(d)	The portion of unassigned surplus represented or (reduced by) each item below is as follows:
	2016	2015
Nonadmitted assets	$(9,316,685)	$(7,230,481)
Asset valuation reserve	(4,298,814)	(3,260,126)
Deferred tax assets	10,390,133	9,410,407

(11)	Life and Annuities Reserves
(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro‑rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York Department of Financial Services was included in the statutory financial statements.
(c)	As of December 31, 2016 the Company has $161,188,194 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.
(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.
(e)
The Tabular interest on funds not involving life contingencies has been determined by formula.  Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.
(g)	There are no significant other increases (net).

(12)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities
Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2016 are shown in the following table.
19	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

		Percentage of
	Amount	total

Subject to discretionary withdrawal at book value less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	558,791,735	53.01%
At book value	387,934,088	36.80%
Not subject to discretionary withdrawal	107,452,771	10.19%
Total annuity and actuarial reserves and deposit fund liabilities (gross)	1,054,178,594	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and deposit fund liabilities (net)	$1,054,178,594	100.00%
Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2015 are shown in the following table.
	Amount	Percentage of total

Subject to discretionary withdrawal at book value less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	535,194,917	58.94%
At book value	300,574,131	33.10%
Not subject to discretionary withdrawal	72,239,826	7.96%
Total annuity and actuarial reserves and deposit fund liabilities (gross)	908,008,874	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and deposit fund liabilities (net)	$908,008,874	100.00%
20	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

(13)	Premium and Annuity Consideration Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2016 were:
	Gross	Net	Loading
Type:
Ordinary new business	$297,771	$232,600	$65,171
Ordinary renewal	2,697,665	4,358,136	(1,660,471)
Total	$2,995,436	$4,590,736	$(1,595,300)
Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2015 were:
	Gross	Net	Loading
Type:
Ordinary new business	$126,894	$60,584	$66,310
Ordinary renewal	2,753,983	4,126,672	(1,372,689)
Total	$2,880,877	$4,187,256	$(1,306,379)
(14)	Separate Accounts
General Nature and Characteristics
The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.
Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.  Insurance contract liabilities for incidental death benefits are established in the general account.  The account balance of contracts with guarantees totaled approximately $564,000,000 and $540,000,000 and was held in separate accounts at December 31, 2016 and 2015, respectively.  The net amount at risk associated with these guarantees was approximately $487,000 and $1,945,000 at December 31, 2016 and 2015, respectively.
21	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.
The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.
The following table presents separate account premiums and considerations for the year ended December 31, 2016 and separate account reserves at December 31, 2016.
		Variable
	Variable life	Annuities	Total
Premiums and considerations	$34,695,537	$27,925,273	$62,620,810
Reserves at December 31, 2016:
With assets at market value	$719,581,527	$558,791,737	$1,278,373,264
Subject to discretionary
withdrawal at market value	$719,581,527	$558,791,737	$1,278,373,264
Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:
	2016	2015
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$62,620,810	$74,737,282
Transfers from separate accounts as contained in
the annual statement of the separate accounts	96,437,413	96,018,527
	(33,816,603)	(21,281,245)
Reconciling items:
Other	(19,251)	10,992
	$(33,835,854)	$(21,270,253)
(15)	Federal Income Taxes
The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly-owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.  Tax years of 2013 through 2015 can be subject to federal, state or local examination by taxing authorities.
The net deferred tax asset/(liability) at December 31 and the change from the prior year are comprised of the following components:
22	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

	2016	2015	Change
	Ordinary	Ordinary	Ordinary
Total gross deferred tax assets	$10,617,000	$9,593,000	$1,024,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	10,617,000	9,593,000	1,024,000
Deferred tax assets nonadmitted	(5,826,133)	(4,823,407)	(1,002,726)
Subtotal net admitted deferred tax assets	4,790,867	4,769,593	21,274
Deferred tax liabilities	(226,867)	(182,593)	(44,274)
Net admitted deferred tax assets	$4,564,000	$4,587,000	$(23,000)

The amount of deferred tax assets admitted at December 31, 2016 and 2015 and changes thereon are as follows:
	2016	2015	Change
	Ordinary	Ordinary	Ordinary

Federal income taxes paid in prior years
recoverable through loss carrybacks (11.a.)	$4,564,000	$4,587,000	$(23,000)
Admitted under paragraph 11.b.	-	-	-
Adjusted gross DTAs offset by gross DTLs (11.c.)	226,867	182,593	44,274
Deferred tax assets admitted as the result of
application of SSAP No. 101	$4,790,867	$4,769,593	$21,274

The ratios used for the threshold limitation for 11.b. above are as follows:
	2016	2015

Ratio percentage used to determine recovery
period and threshold limitation amount	749%	908%
Amount of adjusted capital and surplus used to
determine recovery period threshold limitation	$60,257,167	$59,384,814
Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets.  In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.
The Company did not have any deferred tax assets or liabilities that were classified as capital.
23	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:
	2016	2015	Change
Deferred tax assets:
Policyholder dividend provision	$281,000	$276,000	$5,000
Deferred acquisition costs	5,621,000	5,603,000	18,000
Reserves	4,428,000	3,402,000	1,026,000
Deferred compensation	148,000	170,000	(22,000)
Other	139,000	142,000	(3,000)
	10,617,000	9,593,000	1,024,000
Nonadmitted deferred tax assets	(5,826,133)	(4,823,407)	(1,002,726)
	4,790,867	4,769,593	21,274
Deferred tax liabilities:
Depreciation	55,000	70,000	(15,000)
Bond discount	171,867	112,593	59,274
Net admitted deferred taxes	$4,564,000	$4,587,000	$(23,000)

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2016	2015	Change
Total deferred tax assets	$10,617,000	$9,593,000	$1,024,000
Total deferred tax liabilities	(226,867)	(182,593)	(44,274)
Net deferred tax assets (liabilities)	10,390,133	9,410,407	979,726
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$10,390,133	$9,410,407	$979,726

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:
	2016			2015
		Tax effect	Tax		Tax effect	Tax
	Amount	35%	Rate	Amount	35%	Rate
Income before taxes	$9,395,498	3,288,424	35%	$11,346,884	3,971,409	35%
Dividends received deduction	(4,549,277)	(1,592,247)	(17)%	(4,438,237)	(1,553,383)	(14)%
Other	(937,260)	(328,041)	(3)%	(1,118,154)	(391,354)	(3)%
Total	$3,908,961	1,368,136	15%	$5,790,493	2,026,672	18%

24	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2016, 2015 and 2014
(in US Dollars)

	2014
	Amount	Tax effect 35%	Tax Rate
Income before taxes	$11,491,053	4,021,869	35%
Dividends received deduction	(4,431,114)	(1,550,890)	(13)%
Other	(882,024)	(308,708)	(3)%
Total	$6,177,915	2,162,271	19%

	2016	2015	2014
Federal income taxes incurred	$2,347,862	$3,025,854	$3,515,512
Change in net deferred income tax assets	(979,726)	(999,182)	(1,353,241)
Total tax provision	$1,368,136	$2,026,672	$2,162,271

Effective rate	15%	18%	19%

Federal income taxes incurred for the years ended December 31, 2016, 2015 and 2014 that are available for recoupment in the event of future net losses are $2,397,209, $2,983,593, and $3,867,644, respectively.
There are no deposits at December 31, 2016 and 2015 admitted under Section 6603 of the Internal Revenue Code.

(16)	Subsequent Events
Subsequent events after the balance sheet date through the date that the financial statements were available for issuance, April 13, 2017, have been evaluated in the preparation of the financial statements.
25	(Continued)

SUPPLEMENTAL INFORMATION

26	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule
Summary of Investments – Other than Investments in Related Parties
December 31, 2016 and 2015
(in US Dollars)

	Amortized	Estimated	Amount shown in
	cost	fair value	Balance Sheet
December 31, 2016:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$7,436,107	$7,825,076	$7,436,107
Debt securities issued by
states of the U.S.	175,355,672	176,421,624	175,355,672
Corporate debt securities	494,957,573	504,877,146	494,957,573
	677,749,352	689,123,846	677,749,352

Policy loans	97,977,219	97,977,219	97,977,219
Cash and short-term investments	40,822,681	40,822,681	40,822,681
Receivable for securities	17,828	XXX	17,828

Total investments	$816,567,080		$816,567,080

	Amortized	Estimated	Amount shown in
	cost	fair value	Balance Sheet
December 31, 2015:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$12,464,982	$13,010,915	$12,464,982
Debt securities issued by
states of the U.S.	105,411,598	107,902,319	105,411,598
Corporate debt securities	451,077,460	449,791,936	451,077,460
	568,954,040	570,705,170	568,954,040

Policy loans	94,999,128	94,999,128	94,999,128
Cash and short-term investments	20,677,629	20,677,629	20,677,629
Receivable for securities	-	XXX	-

Total investments	$684,630,797		$684,630,797

See accompanying independent auditors' report.
27	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Insurance Information
For the years ended December 31, 2016, 2015 and 2014
(in US Dollars)

	As of December 31,		For the years ended December 31,
	Future policy benefits losses, claims and loss expenses	Other policy claims and benefits payable	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Other operating expenses

2016:
Life	$295,736,757	$11,288,795	$62,702,034	$13,637,080	$43,503,314	$12,545,416
Annuity	486,001,410	1,159,640	154,963,120	17,133,067	53,756,576	5,669,797
Accident and Health	39,959	3,568	2,208	5,044	10,827	626
Total	$781,778,126	$12,452,003	$217,667,362	$30,775,191	$97,270,717	$18,215,839

2015:
Life	$279,102,702	$10,787,621	$63,874,244	$13,338,751	$40,478,381	$11,778,972
Annuity	363,530,255	1,661,716	139,774,353	12,736,681	50,321,675	4,976,769
Accident and Health	41,306	2,408	2,921	5,368	14,284	579
Total	$642,674,263	$12,451,745	$203,651,518	$26,080,800	$90,814,340	$16,756,320

2014:
Life	$261,725,934	$10,031,942	$65,011,335	$12,788,966	$38,083,919	$12,768,875
Annuity	265,739,029	991,301	175,342,211	8,649,962	50,207,869	3,648,128
Accident and Health	43,809	4,050	3,592	5,681	11,658	469
Total	$527,508,772	$11,027,293	$240,357,138	$21,444,609	$88,303,446	$16,417,472

See accompanying independent auditors' report.
28	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule - Reinsurance
For the years ended December 31, 2016, 2015 and 2014
(in US Dollars)
The amount of life insurance in force (in $000’s) as of December 31 is:
	Gross Amount	Reinsurance Ceded	Net Amount
2016	$11,778,084	$6,565,495	$5,212,589
2015	$11,467,614	$6,337,355	$5,130,259
2014	$10,990,824	$6,084,292	$4,906,532

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross Amount	Reinsurance Ceded	Net Amount

2016
Life insurance	$68,913,066	$6,211,032	$62,702,034
Annuity	154,963,120	-	154,963,120
Supplementary contracts	-	-	-
Accident and health	2,208	-	2,208
	$223,878,394	$6,211,032	$217,667,362

2015
Life insurance	$70,531,837	$6,657,593	$63,874,244
Annuity	139,774,353	-	139,774,353
Supplementary contracts	-	-	-
Accident and health	2,921	-	2,921
	$210,309,111	$6,657,593	$203,651,518

2014
Life insurance	$70,904,483	$5,893,148	$65,011,335
Annuity	175,342,211	-	175,342,211
Supplementary contracts	-	-	-
Accident and health	3,592	-	3,592
	$246,250,286	$5,893,148	$240,357,138

See accompanying independent auditors' report.

29

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

PART C: OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account E. /2/
(b)	Not applicable.
(c)	Amended Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Separate Account E and First Investors Corporation. /4/
(d)	Specimen Variable Universal Life Policy issued by First Investors Life Insurance Company for participation in Separate Account E. /4/
(e)	Form of application used with Policies. /3/
(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(v) Certificate of Amendment. /5/
(2) By-laws of First Investors Life Insurance Company. /1/
(i) Amendment of By-laws. /5/
(g)	Not applicable.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /4/
(l)	Not applicable.
(m)	Not applicable.
(n)	Consents of Independent Certified Public Accountants. /6/
(o)	Not applicable.
(p)	Not applicable.
(q)	The Registrant claims an exemption pursuant to Rule 6e-3(T)(b)(12)(iii) under the 1940 Act to the extent necessary with respect to all procedures disclosed in this Registration Statement.
(r)	Powers of Attorney for Craig D. Cloyed, Anthony M. Garcia, Steven Guterman, Martha E. Marcon, Loretta McCarthy and Paul D. Reaburn. /6/

/1/
Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B) on May 19, 1997 (File Nos. 002-98410; 811-04328).

/2/
Incorporated herein by reference to the initial Registration Statement on Form N-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Separate Account E on April 1, 2005 (File Nos. 333-123756; 811-21742).

/3/	Incorporated herein by reference to the initial Registration Statement filed on October 28, 2013.
/4/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on March 14, 2014.
/5/	Incorporated herein by reference to Post-Effective Amendment No. 3 to this Registration Statement filed on October 30, 2015.
/6/	Filed herewith.

Item 27.     Directors and Officers of the Depositor

The following are the Directors and Officers of Foresters Life Insurance and Annuity Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal Business Address	Position and Office with Foresters Life Insurance and Annuity Company

Carol Lerner Brown	Secretary

Craig D. Cloyed	Director

William H. Drinkwater	Senior Vice President and Chief Actuary
Lawrence M. Falcon Raritan Plaza 1 Edison, NJ 08837	Senior Vice President and Comptroller

Dianne Fox	Vice President, Insurance Operations

Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer

Anthony M. Garcia	Chairman and Director

Steven Guterman	Director

Jason Helbraun	Assistant Vice President

Mehul N. Kapadia	Chief Information Officer and Vice President, IT & Business Transformation

Martha E. Marcon	Director

Loretta McCarthy	Director

Glenn Mueller Raritan Plaza 1 Edison, NJ 08837	Vice President and Chief Underwriter

Knut A. Olson	President and Director

Jeremy W. Ragsdale	Vice President, Product Development & Pricing

Paul D. Reaburn	Director

David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President

John Shey	Assistant Vice President

Item 28.     Persons Controlled by or Under Common Control with the Depositor orRegistrant

Registrant is a Separate Account of Foresters Life Insurance and Annuity Company, the Depositor, and, as such, might be deemed to be controlled by Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company’s parent company is Foresters Financial Holding Company, Inc. (FFHC) (Delaware), a holding company.  Set forth below are all persons controlled by FFHC:

Foresters Investor Services, Inc. (New York).  Ownership: 100% owned by FFHC; Principal Business: Transfer Agent; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Financial Services, Inc. (New York).  Ownership:  100% owned by FFHC; Principal Business: Broker-Dealer; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Investment Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Advisory Services, LLC (Delaware).  Ownership: 100% owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

FFHC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements filed are those of the Registrant and Foresters Life Insurance and Annuity Company.

*The organizational chart below is current as of May 4, 2016.

*	Formerly named Aegon Fund Management Inc./Aegon Gestion de fonds Inc.
**	Formerly named Aegon Capital Management Inc./Aegon Gestion de capitaux Inc.
***	Company is inactive

Item 29.     Indemnification

Article V of the By‑Laws of Foresters Life Insurance and Annuity Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of Foresters Life Insurance and Annuity Company are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.     Principal Underwriter

      (a)         Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D

(b)	The following persons are the officers and directors of Foresters Financial Services, Inc.:

(The principal business address of each director and officer listed below is c/o Foresters Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal	Position and Office with
Business Address	Foresters Financial Services, Inc.

Carol Lerner Brown	Assistant Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Laury Heydon-O’Neil	Vice President - Marketing

George D. Karris	Senior Vice President

William M. Lipkus	Chairman and Director

Frederick Miller	Senior Vice President

Larry Noyes	President and Director

Elizabeth Reilly	Vice President

Mark Segal	Assistant Vice President

Marjorie Solowey	Vice President

Jay Stainsby	Assistant Secretary

William J. Vogt	Vice President

(c) Not Applicable.

Item 31.     Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by Foresters Life Insurance and Annuity Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.     Management Services

Not applicable.

Item 33.     Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

Foresters Life Insurance and Annuity Company (“Foresters Life and Annuity”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Foresters Life and Annuity under the Policies.  Foresters Life and Annuity bases its representations on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks; the need for Foresters Life and Annuity to earn a profit; the degree to which the Policies include innovative features; and the regulatory standards for exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 5 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Messrs. Falcon, Gannon and Olson), on this 27th day of April, 2017.

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Registrant)

BY: FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
/s/ Knut A. Olson                          (Depositor)
(On behalf of the Registrant and itself)

By: /s/ Knut A. Olson
          Knut A. Olson
          President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Knut A. Olson	President and Director
Knut A. Olson		April 27,2017

/s/ Anthony M. Garcia	Chairman and Director
Anthony M. Garcia*		April 27,2017

/s/ Francis X. Gannon	Chief Financial Officer and Treasurer
Francis X. Gannon		April 27,2017

/s/ Lawrence M. Falcon	Senior Vice President and Comptroller
Lawrence M. Falcon		April 27,2017

/s/ William H. Drinkwater	Senior Vice President and Chief Actuary
William H. Drinkwater		April 27,2017

/s/ Craig D. Cloyed	Director
Craig D. Cloyed*		April 27,2017

/s/ Steven Guterman	Director
Steven Guterman*		April 27,2017

/s/ Martha E. Marcon	Director
Martha E. Marcon*		April 27,2017

/s/ Loretta McCarthy	Director
Loretta McCarthy*		April 27,2017

/s/ Paul D. Reaburn	Director
Paul D. Reaburn*		April 27,2017

* By: /s/ Knut A. Olson	April 27,2017
Knut A. Olson (Attorney-in-Fact)

INDEX OF EXHIBITS

Exhibit Number	Description

26(n)	Consents of Independent Certified Public Accountants

26(r)	Powers of Attorney for Craig D. Cloyed, Anthony M. Garcia, Steven Guterman, Martha E. Marcon, Loretta McCarthy and Paul D. Reaburn